UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08549

Oak Associates Funds

(Exact name of registrant as specified in charter)

101 Federal Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Charles A. Kiraly

Oak Associates, ltd.

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333-8334

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-462-5386

Date of fiscal year end:     October 31

Date of reporting period:  November 1, 2013 – October 31, 2014

Item 1.  Reports to Stockholders.

WOGSX    |    White Oak Select Growth Fund

POGSX     |    Pin Oak Equity Fund

RCKSX     |    Rock Oak Core Growth Fund

RIVSX       |    River Oak Discovery Fund

ROGSX     |    Red Oak Technology Select Fund

BOGSX     |    Black Oak Emerging Technology Fund

LOGSX     |    Live Oak Health Sciences Fund

Oak Associates, ltd., advisor to the Oak Associates Funds, has been managing growth-oriented portfolios for over 25 years.

We appreciate the many long-term shareholders who invest alongside us in the Oak Associates Funds. Employees and their families are among the largest shareholders in the funds. Here are our core investment philosophies.

Long-term focus

To us, the appeal of an investment is driven by the long-term fundamentals of the company and its opportunity set, rather than short-term trading factors. We believe that this long-term mindset is increasingly valuable in today’s short-term oriented market.

Concentrated portfolios

We construct our portfolios with our best ideas, which means that our favorite stock ideas aren’t diluted by investments in less-favored positions. A recent study showed that managers gave up performance because they failed to concentrate in their best ideas. Concentration takes discipline, conviction and experience. We continue to adhere to a strategy of concentrated portfolios.

Low turnover

Hospital wings are rarely endowed by day traders. When we invest in a company, we do so with the intention of holding that stock for several years, not a few quarters. Low turnover can have the effect of minimizing trading costs as well as tempering the natural human instinct to act upon every data point.

Contrarian

Being a good investor often requires not doing what the rest of the market is doing. While it’s difficult to go against the crowd - because as humans we are psychologically wired to herd - we believe that long-term outperformance requires it. One benefit of being located in Akron, Ohio (aside from being a great place to live), is that we are removed from the financial centers in other areas of the country, minimizing our chances of being swept up by the herd mentality. We value independent thinking and believe it is beneficial to our investment perspective.

The value of a Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Due to the limited number of underlying investments, concentrated funds are more susceptible to the price movements of any one holding and thus are generally more volatile than a more broadly diversified portfolio.

Shareholder Letter

Dear Fellow Shareholder,

The fiscal year ending October 31, 2014 was another strong one for stocks, defying the bearish forecasts of many market pundits. Six of our seven funds produced double-digit returns. In many ways we are in an ideal environment for stocks, with moderate economic growth, an accommodative Federal Reserve, low inflation, and persistently high corporate profit margins.

Even though GDP (Gross Domestic Product) growth has been a bit disappointing, the employment picture has improved and is probably being underappreciated. The unemployment rate has dropped below 6%. This partly reflects a low labor participation rate, which has finally stopped declining. But it also reflects actual job growth; for nine consecutive months job creation topped 200,000, which hasn’t happened since 1995. In addition, for the twelve months through October, the economy created 2.6 million new jobs, which is a rate exceeded only one-quarter of the time over the last thirty years. Finally, unemployment claims are at a 14-year low and have been lower less than 3% of the time since 1980. Given all this, in a way it’s remarkable that the Fed has kept short-term interest rates at zero for as long as it has. Of course other factors have driven this, and the Fed, having recently ended its quantitative easing program, is expected to begin raising rates in mid-2015. Quantitative easing is a monetary policy in which the Fed increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

The appreciating dollar has been another story worth noting. With the bull market in commodities having ended, the relative appeal of the emerging markets has waned, inducing the movement of capital back to the US, particularly given the booming shale industry domestically. Another important factor has been the change in relative monetary policy. Even though the current monetary policy of the US would be considered loose by normal standards, it is moving in the direction of tightening, whereas the monetary authorities in other large markets (Japan, China and Europe, for example) are moving toward greater easing. With global inflation largely absent and economic growth subdued, there seems to be a race to the bottom in terms of currency management. It is unclear what the future economic consequences of this will be.

Long-term interest rates have declined this year, with the ten-year Treasury now at about 2.2%. Remarkably, this looks high in relation to sovereign yields around the world. For the same ten-year maturity, the UK and Spain offer yields of 1.9%, France 1%, Germany 0.7%, and Japan 0.4%. Remember that a buyer/holder of such government debt is essentially extending a loan to these nations at those rates. Some of these countries have serious economic problems, with stagnant GDP and growing debt. It would appear to be imprudent to lend to Spain at less than 2%, or to Japan, who has seen its public debt grow to well over twice the level of GDP, at less than half a percent. These transactions provide the unattractive combination of a tiny return and large downside risk. It appears obvious that we are in a sovereign debt bubble.

The strong US dollar has helped push down oil prices, and since summer ended a steady decline has turned into a rapid descent. Oil was trading for $105 per barrel in July, and as we write this it has fallen all the way to $66. For further context recall that in 2008 oil hit $147. This decline has led to lower prices at the gas pump, which helps the consumer. One reason for the drop in oil is the boom in US production, which has doubled in just the last few years and is now at levels not seen since the 1980s. We are currently producing more oil than we import, a fact that would probably come as news to the average person on the street. Saudi Arabia is a bit frustrated by the US’s newfound impact on the global oil market and has so far chosen to not cut production. This decision, if it sticks, and the decline in price that has taken place already, could have significantly negative effects on countries that are dependent on oil revenues, such as Russia (30% of government revenue from oil), Iran (44%), Venezuela (45%) and Nigeria (64%). Many smaller middle-eastern nations source over  3⁄4 of their revenue from oil.

Shareholder Letter

Over the years you have heard us talk about how productivity is the root for all that is good from an economic perspective. Doing more with less results in a higher standard of living. Technology and free trade have allowed companies to be more efficient. According to Empirical Research Partners, US manufacturers are making 40% more “stuff” than they did in 2000 with a third fewer workers. The revenue per employee for the manufacturers in the S&P 500 has climbed by almost half during that time. These are staggering numbers and are a big reason why US citizens are able to afford such a wide-range of life-enhancing products. This is good for society as a whole, but with the perception that all of the economic benefits are accruing to the owners of capital as opposed to labor, political issues are surfacing. Even if society as a whole is benefiting, a rising wealth gap causes many to call for change. The risk is that such change will cause more harm than good. Growing inequality is a complex issue that is also a philosophical one - and there are no easy answers. But as corporate profit margins remain at all-time highs and labor’s bargaining power remains low, it is easy to see this issue growing in importance.

Market volatility has been subdued over the past year, October notwithstanding, which has resulted in our being even less active from a trading standpoint than we normally are (gyrating prices and market dislocation tend to produce greater opportunities). Speaking of trading, our friends at Empirical came across some interesting findings. Researchers at the University of Notre Dame and Rutgers found that managers who outperform their benchmark tend to have two commonalities: low turnover and concentrated portfolios. Interestingly, the researchers found that it was the combination of the two that was powerful; having one but not the other led to pedestrian returns.

This was heartening to us, as low turnover and concentrated portfolios have been two of our core principles since Oak’s founding almost 30 years ago. With most of the investment world moving in the direction of short-term analysis and index-hugging, it is gratifying to see our approach validated. Of course, this approach does not guarantee success; it merely maximizes our chances of achieving it. The investment business is about stacking the odds in one’s favor, and this is a good start.

Perhaps paradoxically, with more and more investment analysts and managers playing the short-term game, there is more opportunity for those, such as Oak, who play the long-term game. What do we mean by “short-term game?” An example would be buying stocks based on how one thinks the current quarter is going or based on one macroeconomic variable, or selling because of temporary conditions that are unfavorable. By contrast, long-term investing entails evaluating a company based on its long-term fundamentals – its competitive advantages, the sustainability of its earnings, growth opportunities, valuation, etc. The problem with the short-term game is that so many people are playing it, and that so few, if any, have a true information edge. Therefore the ability to generate alpha (the excess return of the fund relative to the return of the benchmark index) from such a strategy is limited. Long-term investors try to take advantage of competitors’ shortsightedness by maintaining a longer time horizon and using patience, an increasingly rare commodity.

Bringing it back to today’s market, with so many focused on the short-term, one might say the equity yield curve has steepened, with the better opportunities coming for those who are willing to look out more than a few quarters. This is right up our alley.

Thank you for the privilege of managing your money.

Sincerely,

Oak Associates Funds

HIGHLIGHTS from the 2014 FISCAL YEAR

October 31, 2013 to October 31, 2014 (Unaudited)

December 2013	Kiplinger’s Personal Finance included Pin Oak Equity Fund in its list of ten top-performing funds for the 5-year period ending November 30, 2013. The personal financial publication analyzes fund performance in 12 categories for the past one-, three-, five-, 10- and 20-year periods. Pin Oak was recognized among “Midsize-Company Stock funds – 5 years.” The article titled, “Top-Performing Mutual Funds by Category” appeared on kiplinger.com.

January 2014	Advisor Perspectives featured Mark Oelschlager’s First Quarter Market Commentary, “Where are Margins Headed?” January 7, 2014.

February 2014	Zacks Investment Research highlighted Black Oak Emerging Technology Fund among technology funds identified as a “Strong Buy” in its article, “Zacks #1 Ranked Technology Mutual Funds.” February 14, 2014.

March 2014	Bloomberg interviewed Robert Stimpson for comments on plug power. Mr. Stimpson was quoted in the article, “Bears Turn Up Plug Power Bets as Fuel Cell Hype Fades: Options.” March 21, 2014.

April 2014	Advisor Perspectives featured Robert Stimpson’s Second Quarter Market Commentary, “Putin and the Naughty Chair.” April 4, 2014.

Reuters interviewed Robert Stimpson on the former “four horsemen” tech stocks of the late 1990s in the article, “As Internet Shares Break Down, Investors See Value in Old Tech.” April 11, 2014.

May 2014	Robert Stimpson commented in Bloomberg’s report on U.S. stocks, “American Economy Seen Accelerating as ETFs Favored S&P 500.” May 2, 2014.

The Wall Street Journal, in its monthly fund analysis, recognized River Oak Discovery Fund among “Category Kings” in its category, Small-Cap Growth. May 5, 2014.

June 2014	Bloomberg interviewed Robert Stimpson on the recent calm in US equity markets in the article, “Puts Shrink Amid Longest Run of Market Calm Since 1995.” June 16, 2014.

HIGHLIGHTS from the 2014 FISCAL YEAR

October 31, 2013 to October 31, 2014 (Unaudited)

July 2014	Zacks Investment Research highlighted Live Oak Health Sciences Fund among healthcare funds identified as a “Strong Buy” in its article, “Zacks #1 Ranked Technology Healthcare Funds.” July 18, 2014.

Financial Times (www.ft.com) interviewed Robert Stimpson on the biotech sector in the article, “Investors Turn Sour on US Biotech Sector.” July 20, 2014.

September 2014	Reuters interviewed Robert Stimpson on investments by technology investors in healthcare technology companies in the article, “In Quest for Next Windfall, Tech Funds Look to Healthcare.” September 3, 2014.

Robert Stimpson commented in Bloomberg’s report on U.S stocks, “Brent Crude Sinks Below $100 on China Data; U.S. Stocks Retreat.” September 8, 2014.

Bloomberg interviewed Robert Stimpson on the outlook for semiconductor stocks in the article, “Semiconductor ETFs Taking in Record Cash as Shares Soar.” September 10, 2014.

READ MORE AT WWW.OAKFUNDS.COM

White Oak Select Growth Fund

James D. Oelschlager

Co-Chief Investment Officer

& Portfolio Manager

Mark W. Oelschlager, CFA

Co-Chief Investment Officer

(as of October 9, 2014)

& Portfolio Manager

Robert D. Stimpson, CFA

Portfolio Manager

White Oak Select Growth Fund (“The Fund”) gained 12.94% for the fiscal year ended October 31, 2014, while the comparative index, the S&P 500 Index, rose 17.27%, and the Lipper Large-Cap Growth Fund Average increased 15.28%. The Fund underperformed the benchmark index and its peer group due to an increased allocation to the technology sector and underperformance of a large individual position.

The fiscal year 2014 saw stocks appreciate due to a rise in earnings and an expansion in the valuation multiple assigned by investors. The low inflation environment and stable economic outlook supported higher valuation multiples while companies maintained strong capital spending discipline. Many commodities have fallen to a 3-year low, and a slowdown in capital-intensive emerging markets has kept inflationary pressures at bay. A sharp rise in the US Dollar has added to deflationary forces.

A decline in commodity prices has also benefited the market in two ways. Commodities and oil prices can be a major input cost for manufacturers. Higher gasoline prices are also painful to consumers. Therefore, a drop in energy prices, along with $3/gallon gasoline nationwide, has been a stimulus to consumers and energy intensive businesses. Secondly, the inflation outlook boosts equity prices since investors are willing to assign higher valuations to capital that will not be devalued by high inflation.

The Fund’s performance compared to the benchmark S&P 500 Index is tied to its exposure to the technology sector and poor stock selection in the energy sector. The technology positioning has favored large-cap technology bellwethers and lacks exposure to both momentum driven social media stocks and Apple. Being underweight in the energy sector was the correct call in light of falling energy prices; however, the Fund’s position in Transocean disproportionately affected the performance.

In general, the underlying fundamentals within the portfolio’s companies remain strong, with profit margins high and healthy balance sheets. Speculation over the end of the Federal Reserve’s loose monetary policy has added to long-term concerns over the timing of interest rate increases. Fortunately, the Fed has signaled that rates will rise with clear strength in the economy.

The Fund’s top-performing holding was Broadcom, which gained 59%. The diversified semiconductor company is exposed to a wide array of technology and industrial end markets that are growing faster than the overall economy. Teva Pharmaceutical was the next best-performer, rising 56%, reflecting the mergers and acquisition driven strength seen throughout the large-cap pharma and biotechnology sectors.

Laggards included Transocean, which fell 33% during the fiscal year. The off-shore drilling company has suffered from the resurgence of US on-shore oil production. Despite the company’s attractive valuation and 11% dividend yield, it has suffered with the broader energy sector. Amazon.com was the Fund’s second worst performer and is a large position in the portfolio. After several strong years, the online retailer’s foray into smart phones with the Fire irked investors who anticipate additional spending to compete in the crowded space.

Annual Report | October 31, 2014	1

White Oak Select Growth Fund

The macroeconomic environment has been supportive for stocks despite various geopolitical issues affecting investor sentiment. The stock market has done an excellent job seeing past these issues and focusing on the fundamentals. Strict capital discipline over the last few years has helped companies keep profitability high, and a pattern of returning capital to shareholders has been welcomed by equity investors. The result is a low-inflation environment where corporate earnings remain healthy and valuations are attractive. While it is impossible to predict what will happen in 2014, the current environment is one that tends to favor equities.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Due to the limited number of underlying investments, the Fund is more susceptible to the price movements of any one holding and thus may be more volatile than a more broadly diversified portfolio.

2	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis
All data below as of October 31, 2014 (Unaudited)

Fund Data
Ticker Symbol	WOGSX
Share Price	$60.34
Total Net Assets	$256.2 M
Portfolio Turnover	0.89%

Industry Weightings^
Information Technology	33.7%
Financials	31.5%
Health Care	24.6%
Energy	6.0%
Consumer Discretionary	3.5%
Cash & Other Assets	0.7%

Top 10 Holdings^
1. Amgen, Inc.	6.8%

2. JPMorgan Chase & Co.	6.8%

3. CR Bard, Inc.	5.9%

4. Cisco Systems, Inc.	5.8%

5. KLA-Tencor Corp.	5.6%

6. US Bancorp	5.3%

7. The Charles Schwab Corp.	5.2%

8. ACE, Ltd.	4.9%

9. Stryker Corp.	4.4%

10. Teva Pharmaceutical Industries, Ltd. - ADR	4.4%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date

White Oak Select Growth Fund	12.94%	15.86%	14.10%	6.83%	8.58%*

S&P 500® Total Return Index[1]	17.27%	19.77%	16.69%	8.20%	9.42%*

Lipper Large-Cap Growth Funds Average[2]	15.28%	17.99%	15.70%	8.25%	8.54%**

*Since 08/03/1992 **Since 07/31/1992	Gross/Net Expense Ratio (per the current prospectus): 1.12%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2014	3

Pin Oak Equity Fund

Mark W. Oelschlager, CFA Co-Chief Investment Officer (as of October 9, 2014) & Portfolio Manager

Pin Oak Equity Fund (“The Fund”) returned 16.25% for the fiscal year ended October 31, 2014, while the S&P 500 Index gained 17.27%, and the Lipper Multi-Cap Core Fund Average returned 13.34%. For the last ten years, the Fund’s cumulative return was 165.98%, versus 120.01% for the S&P 500 and 118.22% for the Lipper.

This was the sixth consecutive fiscal year of positive returns for the Fund, a streak that started in the aftermath of the financial crisis, which illustrates the importance for an investor of hanging in there when times are tough. Five of the last six years the Fund has returned at least 15%. As we have said before, we feel that these robust returns cannot continue in perpetuity, and we have positioned the Fund for the days of more moderate returns.

One of the ways in which we have built the portfolio for the long run is by focusing on sustainability of a company’s earnings. The value of a company (and hence its stock) is a function of its profits – for all future years, not just next year. Meteoric growth stories that lack competitive advantages usually see their stocks crash as profit expectations are adjusted downward. An attractively priced sustainable growth story holds more appeal to us. In addition, we would rather invest in companies that are under-earning than over-earning. This is counterintuitive, but the key is that the market sometimes prices companies based on current, transitory conditions. If our research tells us that conditions are likely to change and that such a change would lead to a dramatic improvement in profits, we are interested.

A perfect example of this is the financial sector, a major area of investment for the Fund. Because interest rates are depressed, which has led to compression in the spread between loan yields and deposit rates, lenders and various capital markets-exposed firms are earning far less on their assets than they normally do. As interest rates rise, we believe the profitability of these companies will improve dramatically.

One of the major advantages of the Fund is that we are afforded a large degree of flexibility in how we invest. Not only are we able to take a position in any sector, but we can also invest in companies of any size. During the financial crisis we increased the small-cap weighting of the portfolio, which benefited performance as small caps outperformed for several years thereafter. This outperformance eventually tilted the risk-reward back toward large companies, and going into the last fiscal year we had significantly reduced our small-cap exposure, which paid off as small-caps lagged over the past twelve months.

For the year the Fund’s gains were remarkably broad-based, as 32 of the 35 holdings posted positive returns. Standout performers included aerospace giant Lockheed Martin, as it boosted margins and free cash flow, and technology behemoth Microsoft, which transitioned to a new CEO, giving investors hope of better capital allocation.

The two poorest performers, miner Teck Resources and drilling contractor Diamond Offshore, came from the commodity area, which is being negatively affected by weak global growth and a strong dollar. We had trimmed shares of Diamond at higher prices, which helped limit the impact of the decline.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions.

The following has been provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

4	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis
All data below as of October 31, 2014 (Unaudited)

Fund Data
Ticker Symbol	POGSX
Share Price	$49.76
Total Net Assets	$94.3 M
Portfolio Turnover	5.37%

Industry Weightings^
Financials	37.8%
Information Technology	28.9%
Consumer Discretionary	10.3%
Industrials	8.4%
Energy	6.9%
Consumer Staples	5.6%
Materials	0.7%
Cash & Other Assets	1.4%

Top 10 Holdings^
1. Wells Fargo & Co.	6.5%

2. Microsoft Corp.	5.6%

3. Amdocs, Ltd.	5.1%

4. Raytheon Co.	4.8%

5. Capital One Financial Corp.	4.6%

6. The Charles Schwab Corp.	4.5%

7. Twenty-First Century Fox, Inc. - Class A	4.0%

8. Nabors Industries, Ltd.	3.6%

9. The Bank of New York Mellon Corp.	3.5%

10. The Travelers Cos., Inc.	3.3%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date

Pin Oak Equity Fund	16.25%	20.90%	17.34%	10.28%	7.74%*

S&P 500® Total Return Index[1]	17.27%	19.77%	16.69%	8.20%	9.42%*

Lipper Multi-Cap Core Funds Average[2]	13.34%	18.08%	15.26%	7.82%	9.38%**

*Since 08/03/1992 **Since 07/31/1992	Gross/Net Expense Ratio (per the current prospectus): 1.16%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2014	5

Rock Oak Core Growth Fund

Robert D. Stimpson, CFA Portfolio Manager

Rock Oak Core Growth Fund (“The Fund”) rose 15.89% for the fiscal year ended October 31, 2014. The Fund’s performance compares to the benchmark S&P 500 Index’s gain of 17.27%. Despite underperforming the S&P 500, the Fund outperformed the Lipper Multi-Cap Growth Fund Average’s gain of 13.51%.

The fiscal year 2014 saw US stocks benefit from the combination of earnings growth and an expansion in the valuation multiple assigned by investors. A drop in energy and commodity prices, due to weakness in emerging markets and a strong US Dollar, has dismissed any immediate threat of inflation. The risk of inflation is a common concern after several years into an economic recovery and due to the loose monetary environment promoted by global central banks. With low inflation, however, the present value of corporate cash flows are worth more to investors and falling prices act as an additional source of consumer stimulus.

Throughout the year, the economic recovery progressed but at a tepid rate. Job growth slowly materialized, driving the unemployment rate to under 6% and back to mid-2008 levels. Inflationary pressures remain low due to the strong US Dollar and economic weakness from capital intensive economies in Asia. Gasoline and heating oil can be a meaningful expense for consumers, and their falling prices acts as an incremental stimulus to consumer spending.

Geopolitical events failed to distract investors from rising equity prices during the year. Russia’s annexation of Crimea and intrusion into Ukraine has threatened to reignite the Cold War. Meanwhile, the Eurozone economies have fretted with uncertainty over natural gas supplies from Russia, as well as their own struggling economies. The Federal Reserve’s end to its bond buying program was well telegraphed and mostly absorbed by investors. Intermittent weakness developed surrounding the timing of interest rate increase, but their effects were no more troublesome than the usual Fed speculation regarding interest rate policy changes.

The Fund’s best performing stock was Illumina, which rose 105%. The genomics tool-maker has benefited from a strong year for the biotechnology sector and its mergers and acquisition driven momentum. Illumina was a top performer in 2013 as well. The Fund’s second best performing holding was Broadcom, which rose 59%. The semiconductor company saw both earnings growth and multiple expansion drive its shares higher. The Fund’s largest laggard was Transocean, dropping 33%. The company specializes in deep water oil wells and drilling in highly-technical areas. The shares have fallen due to weak oil prices and the US supply growth due to the shale revolution domestically.

Going forward, the Rock Oak Fund remains focused on attractively valued companies with strong growth prospects that have also demonstrated a commitment to creation of shareholder value. Over the course of the year, the Fund has reduced its market cap exposure, preferring opportunity and value in out-of-favor areas of the market. The outlook for US stocks remains attractive due to the low inflation, stable growth environment. The Fed continues to telegraph that rates will not increase until the second half of 2015. Until then, there seems plenty of room for earnings to grow and valuations to expand further.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions.

6	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis
All data below as of October 31, 2014 (Unaudited)

Fund Data
Ticker Symbol	RCKSX
Share Price	$14.21
Total Net Assets	$8.5 M
Portfolio Turnover	28.77%

Industry Weightings^
Information Technology	49.9%
Financials	11.7%
Health Care	9.7%
Industrials	6.3%
Consumer Discretionary	6.2%
Energy	5.1%
Materials	2.6%
Consumer Staples	2.1%
Cash & Other Assets	6.4%

Top 10 Holdings^
1. Illumina, Inc.	4.4%

2. Computer Sciences Corp.	4.0%

3. Wyndham Worldwide Corp.	4.0%

4. Salesforce.com, Inc.	3.8%

5. Seagate Technology PLC	3.6%

6. Western Digital Corp.	3.5%

7. CA, Inc.	3.4%

8. Comerica, Inc.	3.4%

9. L-3 Communications Holdings, Inc.	3.4%

10. SunTrust Banks, Inc.	3.3%

^ Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date*

Rock Oak Core Growth Fund	15.89%	14.95%	14.23%	—	6.44%

S&P 500® Total Return Index[1]	17.27%	19.77%	16.69%	—	7.55%

Lipper Multi-Cap Growth Funds Average[2]	13.51%	17.68%	16.36%	—	7.90%

*Since 12/31/2004	Gross/Net Expense Ratio (per the current prospectus): 1.66%/1.26%

The Adviser has contractually agreed through February 28, 2015, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses) to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2014	7

River Oak Discovery Fund

Robert D. Stimpson, CFA Portfolio Manager

River Oak Discovery Fund (“The Fund”) rose 8.75% for the fiscal year ended October 31, 2014, while the benchmark Russell 2000 Growth Index gained 8.26%. The Fund also outperformed the Lipper Small-Cap Growth Fund Average’s 5.73% rise. Since inception on June 30, 2005, the Fund has risen 7.75% annually.

US stocks posted strong gains in fiscal year 2014. Solid earnings and an increase in the valuation multiple assigned to companies by investors drove prices higher. A combination of low inflation and stable growth produced an environment very favorable to equity investments, although investors showed a distinct preference for large-cap stocks. As a result, smaller companies rose, but underperformed their larger brethren. Faltering international markets and concerns over the end of the Federal Reserve’s bond purchase program added to risk aversion, appearing as a predilection for large-cap holdings.

Throughout the fiscal year, economic data showed marginal improvement while job growth drove the unemployment rates gradually lower. Nationwide, the unemployment rate has now fallen to under 6%, returning to mid-2008 levels. Lower energy and fuel costs have helped boost the outlook for many companies, particularly those that depend on consumer spending. The drop in these key commodity prices also suppresses inflation. Stocks tend to enjoy a low inflation environment, and investors often assign higher valuation multiples to companies if it appears their capital will not be devalued by the threat of inflation.

The macroeconomic and geopolitical landscape periodically rattled markets and probably supported the preference for large-cap stocks. Russia invasion into Ukraine, the Ebola outbreak in Africa, the potential secession of Scotland from the United Kingdom, and slowing growth in Asia provided plenty of fodder for 24-hour news media. Speculation over interest rates following the end of the Fed’s quantitative easing efforts also worried investors. Thus far, Chairman Yellen continues to balance investor concerns with a stated desire to reset the Fed’s toolbox. Interest rates remain a key policy tool for the Fed, and a normalized level should remain a near-term goal.

The Fund’s strongest performer this fiscal year was Strayer Education Inc. The for-profit education company rose 75% and was the third largest contributor to returns. The stock, along with several other for-profit education companies, was purchased at an attractive valuation during a period of peak pessimism towards the group. Once speculation over the proposed changes to government-backed funding disappeared, the sector soared. The Fund has since exited the sector after the investment thesis towards the group reached fruition and the current valuation appropriately reflected the opportunity and additional risk of regulation. Janus Capital was the Fund’s second best performing holding, gaining 56%. The investment company rallied after world renowned fixed-income fund manager Bill Gross left PIMCO to join Janus.

The Fund’s two worst-performing stocks were Leapfrog Enterprises and Exone. Leapfrog fell 37% despite a very attractive valuation on concerns growth in tablet apps would threaten its tech-based educational products and toys. Exone is a global provider of 3-D printers to industrial customers. Its stock fell 30% after momentum driving the 3D sector capitulated. The position was sold due to the high valuation and missed expectations.

Looking into 2015, many of the issues overhanging the stock market are related to geopolitical factors. Given the domestic focus of smaller companies, continued improvements in the US economy, fueled by further job growth, low inflation, and rising consumer spending, should provide a supportive environment for small-cap stocks. The Fund is committed to seeking out niche companies with a strong commitment to creation of shareholder value.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in smaller companies generally will experience greater price volatility.

8	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis
All data below as of October 31, 2014 (Unaudited)

Fund Data
Ticker Symbol	RIVSX
Share Price	$17.72
Total Net Assets	$13.9 0 M
Portfolio Turnover	95.70%

Industry Weightings^
Information Technology	29.3%
Financials	26.6%
Health Care	16.2%
Consumer Discretionary	12.6%
Industrials	5.7%
Energy	2.3%
Cash & Other Assets	7.3%

Top 10 Holdings^
1. United Therapeutics Corp.	4.3%

2. Ambarella, Inc.	3.9%

3. Amsurg Corp.	3.9%

4. Assurant, Inc.	3.6%

5. Cirrus Logic, Inc.	3.2%

6. Janus Capital Group, Inc.	3.2%

7. Symetra Financial Corp.	3.1%

8. Kulicke & Soffa Industries, Inc.	3.1%

9. Calamos Asset Management, Inc. - Class A	3.0%

10. Skullcandy, Inc.	3.0%

^ Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date*

River Oak Discovery Fund	8.75%	14.67%	12.22%	—	7.75%

Russell 2000® Growth Index[1]	8.26%	18.42%	18.61%	—	9.19%

Lipper Small-Cap Growth Funds Average[2]	5.73%	16.76%	17.76%	—	8.33%

*Since 06/30/2005	Gross/Net Expense Ratio (per the current prospectus): 1.53%/1.36%

The Adviser has contractually agreed through February 28, 2015, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses) to an annual rate of not more than 1.35% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Russell Investments is the source and owner of the Russell Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2014	9

Red Oak Technology Select Fund

Mark W. Oelschlager, CFA Co-Chief Investment Officer (as of October 9, 2014) & Portfolio Manager

Red Oak Technology Fund (“The Fund”) posted a return of 18.54% for the fiscal year ended October 31, 2014, while the Lipper Science and Technology Average rose 18.23%. The NASDAQ Composite Index, which includes holdings within sectors beyond just technology, rose 24.73% for the fiscal year. For the last ten years, the Fund’s cumulative return was 159.28%, versus 146.80% for the Lipper.

Technology stocks as a group performed about in line with the broader market for the past year. Many of the high-growth stocks, which we have largely avoided, took investors on a wild ride, as the market digested news about Fed policy and changing rates of global economic growth.

Tech companies have been some of the biggest beneficiaries of the globalization of production trend, as they have outsourced manufacturing to foreign markets, thereby reducing costs. This has allowed profit margins, which many have expected to inevitably decline, to stay high. The strong profitability, combined with restrained capital spending, has led to strong free cash flow, which has allowed companies to buy back stock and boost dividends. When one thinks of tech stocks, one doesn’t normally think of dividends, but the growth in such payouts has been one of the best-kept secrets in the sector. Here are just a few examples of the growth rate in dividends per share over the past year (all of these are current Fund holdings): Western Digital 40%; Qualcomm 20%; Lexmark 20%; Xilinx 16%; IBM 16%; Computer Sciences 15%; EMC 15%; Nvidia 13%; Cisco Systems 12%. In many cases these increases continue a multi-year trend for that company. When investors think about the difference between a stock and a bond they tend to focus on the potential for capital appreciation with a stock versus the stability of a bond. Often overlooked is the aforementioned growth in payout of a stock versus the fixed payout of a bond.

In spite of these higher payouts by tech companies, balance sheets remain quite healthy. In fact, Empirical Research Partners tells us that for the large-cap segment of the sector, cash as a share of total assets is at a 60-year high. This is a testament to the current profitability of the sector and the conservatism of management in spending on new equipment.

Winners for the past year included computer/printer maker Hewlett-Packard, who announced it would split into two companies, and Apple, who managed to maintain high margins on iPhone sales.

Disappointments included online retailer Amazon, who continues to spend more aggressively than investors would like, and infrastructure software company CA, who reduced sales expectations.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in technology generally will experience greater price volatility. There are additional risks associated with investing in a single-sector fund, including greater sensitivity to economic, political, or regulatory developments impacting the sector.

10	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis
All data below as of October 31, 2014 (Unaudited)

Fund Data
Ticker Symbol	ROGSX
Share Price	$16.22
Total Net Assets	$142.3 M
Portfolio Turnover	7.00%

Industry Weightings^
Information Technology	90.4%
Industrials	7.3%
Consumer Discretionary	1.4%
Cash & Other Assets	0.9%

Top 10 Holdings^
1. Northrop Grumman Corp.	4.5%

2. Oracle Corp.	4.2%

3. Cisco Systems, Inc.	4.2%

4. Western Digital Corp.	3.9%

5. Microsoft Corp.	3.9%

6. KLA-Tencor Corp.	3.8%

7. Intel Corp.	3.4%

8. Alliance Data Systems Corp.	3.3%

9. Apple, Inc.	3.2%

10. Hewlett-Packard Co.	3.2%

^ Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date*

Red Oak Technology Select Fund	18.54%	19.38%	18.33%	10.00%	3.15%

NASDAQ 100 Index[1]	24.73%	22.39%	21.40%	11.73%	5.88%

Lipper Science & Technology Funds Average[2]	18.23%	16.62%	15.82%	8.93%	4.89%

*Since 12/31/1998	Gross/Net Expense Ratio (per the current prospectus): 1.23%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 NASDAQ is the source and owner of the NASDAQ Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2014	11

Black Oak Emerging Technology Fund

Robert D. Stimpson, CFA Portfolio Manager

Black Oak Emerging Technology Fund (“The Fund”) rose 18.72% during the fiscal year ended October 31, 2014. During the same period, the Lipper Science & Technology Average gained 18.23%. The NASDAQ Composite Index, which includes holdings within sectors beyond just technology, rose 24.73% for the fiscal year. When compared to the Russell 2000 Technology Index, another market indicator, the portfolio significantly outper- formed. The Russell 2000 Technology Index climbed 10.26% for the fiscal year. Over the last five years, the Fund has achieved an annualized return of 11.97% per year.

US equities rallied in 2014 on continued earnings growth and an expansion in the valuation multiple assigned to stocks by investors. Despite a lack-luster economic backdrop, companies continue to benefit from the lean operations, high profit margins established following the 2008 sub-prime crisis, and the low inflation environment. Low inflation boosts valuation multiples, lowers operating costs, and stimulates consumer spending. Stocks tend to thrive under this combination, and 2014 was no exception.

Global macro issues dominated news headlines for much of 2014 but failed to distract investors from the improving financial situation of US companies. Russia’s annexation of Crimea and foray into Ukrainian sovereignty rattled markets periodically. The Federal Reserve’s tapering of its bond purchase program and potential interest rate hikes also added to investor concerns. However, these fears simply tempered ebullient optimism from developing. With continued economic stagnation in Europe and a slowing of growth in China, pessimists found fodder to focus upon. Meanwhile, stocks climbed the wall of worry.

The domestic US economy continues to improve, although at an underwhelming rate. Inflation appears a distant risk due to a sharp drop in oil prices and weakness in capital intensive markets in Asia. The US unemployment rate has dropped to under 6%, returning to mid-2008 levels. Year-over-year GDP growth has hovered around 4% for the past two years, a respectable level. While not spectacular, the modest expansion helps low inflation persist and allows companies to exploit economic growth while margins remain high.

The Fund’s top performing stock for the year was Palo Alto Networks, which rose 150%. The network security company saw business grow as IT budgets continue to prioritize security spending to address the persistent threat of cyber attacks and network vulnerabilities. Genomics sequencing company Illumina was the second best performing holding and largest contributor to returns, rising 105% in the fiscal year. The biotechnology sector has been driven by a mergers and acquisitions boom that has fueled momentum and carried much of the space higher. Companies that are viewed as safer ways to invest in the growth of the biotechnology industry have also benefited.

The Fund’s worst performing stock was 3D Systems. The 3-dimensional printing manufacturer was the top performing holding in 2013, but fell in 2014 as valuations and missed earnings expectations caused momentum to reverse. The sector, which could potentially help revolutionize manufacturing, has always been a small position in the Fund due to its volatility and momentum risk.

Going forward, the Black Oak Fund will continue to seek niche technology companies with solid earnings prospects that are trading at favorable valuations. Within the Technology Sector, excess cash flow has traditionally been aggressively reinvested in the business. Yet with a renewed interest in shareholder-friendly capital allocation practices, firms which demonstrate a commitment to shareholder value - and have the strong cash flow to support it- may attract the first wave of investors looking for high growth stocks.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in technology generally will experience greater price volatility. There are additional risks associated with investing in a single-sector fund with a limited number of holdings versus a more broadly diversified portfolio, including greater sensitivity to economic, political, or regulatory developments impacting the sector. Funds that emphasize investments in smaller or mid-sized companies may experience greater price volatility.

12	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis
All data below as of October 31, 2014 (Unaudited)

Fund Data

Ticker Symbol	BOGSX
Share Price	$4.25
Total Net Assets	$34.1M
Portfolio Turnover	41.44%

Industry Weightings^

Information Technology	92.1%
Health Care	5.2%
Cash & Other Assets	2.7%
Top 10 Holdings^

1. Apple, Inc.	5.8%

2. Salesforce.com, Inc.	5.2%

3. Western Digital Corp.	4.1%

4. Cirrus Logic, Inc.	3.9%

5. CA, Inc.	3.8%

6. Ambarella, Inc.	3.8%

7. SanDisk Corp.	3.7%

8. Baidu, Inc. - ADR	3.7%

9. EMC Corp.	3.6%

10. Computer Sciences Corp.	3.5%

^ Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date

Black Oak Emerging Technology Fund	18.72%	15.20%	14.18%	7.41%	-6.00%*

NASDAQ 100 Index[1]	24.73%	22.39%	21.40%	11.73%	4.89%*

Lipper Science & Technology Funds Average[2]	18.23%	16.62%	15.82%	8.93%	2.69%**

*Since 12/29/2000 **Since 12/31/2000	Gross/Net Expense Ratio (per the current prospectus): 1.40%/1.36%

The Adviser has contractually agreed through February 28, 2015, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses) to an annual rate of not more than 1.35% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 NASDAQ is the source and owner of the NASDAQ Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2014	13

Live Oak Health Sciences Fund

Mark W. Oelschlager, CFA Co-Chief Investment Officer (as of October 9, 2014) & Portfolio Manager

Live Oak Health Sciences Fund rose 23.36% for the year ended October 31, 2014, while the comparative index, the S&P 500 Health Care Index, gained 29.71%, and the Lipper Health and Biotech Average rose 32.51%.

This was the sixth consecutive fiscal year that the Fund posted a positive return, with the two worst years in that stretch being 9.02% and 14.46%. The cumulative return for the six years is over 192%. As we believe these returns simply cannot continue forever, we have positioned the portfolio for the days of more moderate returns. It has been difficult to watch the biotech stocks, most of which we do not own, continue to reach new peaks, but we believe the better risk-reward lies elsewhere in the sector.

Over the past year, the Obama Administration delayed the implementation of the employer and individual mandates that were part of the Affordable Care Act (ACA), and as of mid-October fewer than seven million people had signed up for insurance plans through state and federal exchanges. The law has been watered down to an extent, and it may be further altered now that the Republicans have gained control of both chambers of Congress. A repeal of the medical device tax is quite possible, as is a change in the number of hours (from 30 to 40) that defines a full-time workweek. The Supreme Court has agreed to rule on the legality of subsidies on certain state exchanges, and such a ruling could also have a material impact on the law. While changes to the law may be significant, we do not expect a full repeal of the ACA.

A prominent theme in 2014 that has contributed to the run in healthcare stocks is corporate inversion, which entails a US company moving its headquarters overseas by acquiring a foreign company, thereby lowering its tax rate. The healthcare sector has been the most popular one for this strategy, and many stocks have been bid up either in response to or anticipation of such action. Rather than making US tax policy more competitive (the US is one of the few countries that tax profits earned abroad), the government has chosen to deal with this controversial practice by publicly criticizing those that employ it and by enacting laws that make such a strategy less appealing.

Standout performers for the year included institutional pharmacy company Pharmerica, which rose over 94% amid continued consolidation in the industry. Teva Pharmaceutical also benefited the portfolio, as its new formulation of Copaxone, a Multiple Sclerosis therapy, gained traction with physicians.

European pharma companies GlaxoSmithKline and Sanofi both declined on disappointing drug sales.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in health care generally will experience greater price volatility. There are additional risks associated with investing in a single-sector fund versus a more broadly diversified portfolio, including greater sensitivity to economic, political, or regulatory developments impacting the sector.

14	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis
All data below as of October 31, 2014 (Unaudited)

Fund Data

Ticker Symbol	LOGSX
Share Price	$22.25
Total Net Assets	$50.2 M
Portfolio Turnover	14.63%

Industry Weightings^

Health Care	98.7%
Cash & Other Assets	1.3%

Top 10 Holdings^

1. CR Bard, Inc.	6.1%

2. Cardinal Health, Inc.	6.1%

3. Amgen, Inc.	5.1%

4. Becton Dickinson and Co.	4.2%

5. AstraZeneca PLC - ADR	4.0%

6. Medtronic, Inc.	4.0%

7. WellPoint, Inc.	4.0%

8. Merck & Co., Inc.	3.8%

9. Teva Pharmaceutical Industries, Ltd. - ADR	3.7%

10. Waters Corp.	3.2%

^ Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date

Live Oak Health Sciences Fund	23.36%	22.32%	20.37%	11.41%	7.97%*

S&P 500® Healthcare Index[1]	29.71%	28.67%	21.54%	11.22%	7.63%*

Lipper Health & Biotechnology Funds Average[2]	32.51%	31.43%	24.83%	13.56%	10.01%**

*Since 06/29/2001 **Since 06/30/2001	Gross/Net Expense Ratio (per the current prospectus): 1.15%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2014	15

Important Disclosures
As of October 31, 2014 (Unaudited)

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

NASDAQ 100 Index – The NASDAQ 100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization.

Russell 2000 Growth Index – The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Technology Index – The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer technology industries or that manufacture products based on the latest applied science.

S&P 500 Health Care Index – The S&P 500 Health Care Index is a capitalization-weighted index that encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations. The second group consists of companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

S&P 500 Index – The S&P 500 Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Lipper Multi-Cap Core Funds – Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Health/Biotechnology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in health care, medicine, and biotechnology.

Lipper Large-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Multi-Cap Growth Funds – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science & Technology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in science and technology.

16	1-888-462-5386 | www.oakfunds.com

Important Disclosures
As of October 31, 2014 (Unaudited)

Lipper Small-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

Lipper, a Thomson Reuters Company, is the source and owner of the Lipper Classification data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds presentation thereof.

NASDAQ is the source and owner of the NASDAQ Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. NASDAQ is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Annual Report | October 31, 2014	17

Disclosure of Fund Expenses
As of October 31, 2014 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these, are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return—the account values shown may not apply to your specific investment.

18	1-888-462-5386 | www.oakfunds.com

Disclosure of Fund Expenses
As of October 31, 2014 (Unaudited)

	Beginning Account Value 05/01/2014	Ending Account Value 10/31/2014	Annualized Expense Ratio	Expenses Paid During the Period(a)
White Oak Select Growth Fund
Actual Return	$1,000.00	$1,083.70	1.11%	$5.83
Hypothetical 5% Return	$1,000.00	$1,019.61	1.11%	$5.65
Pin Oak Equity Fund
Actual Return	$1,000.00	$1,069.40	1.13%	$5.89
Hypothetical 5% Return	$1,000.00	$1,019.51	1.13%	$5.75
Rock Oak Core Growth Fund
Actual Return	$1,000.00	$1,051.80	1.25%	$6.46
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36
River Oak Discovery Fund
Actual Return	$1,000.00	$1,010.50	1.35%	$6.84
Hypothetical 5% Return	$1,000.00	$1,018.40	1.35%	$6.87
Red Oak Technology Select Fund
Actual Return	$1,000.00	$1,065.00	1.17%	$6.09
Hypothetical 5% Return	$1,000.00	$1,019.31	1.17%	$5.96
Black Oak Emerging Technology Fund
Actual Return	$1,000.00	$1,106.80	1.32%	$7.01
Hypothetical 5% Return	$1,000.00	$1,018.55	1.32%	$6.72
Live Oak Health Sciences Fund
Actual Return	$1,000.00	$1,118.10	1.13%	$6.03
Hypothetical 5% Return	$1,000.00	$1,019.51	1.13%	$5.75

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | October 31, 2014	19

Schedules of Investments	White Oak Select Growth Fund
As of October 31, 2014

Security Description	Shares	Value

COMMON STOCKS (99.3%)
CONSUMER DISCRETIONARY (3.5%)
Internet & Catalog Retail (3.5%)
Amazon.com, Inc.(a)	29,600	$9,041,616

ENERGY (6.0%)
Energy Equipment & Services (2.3%)
Transocean, Ltd.	195,000	5,816,850

Oil, Gas & Consumable Fuels (3.7%)
Exxon Mobil Corp.	98,000	9,477,580

FINANCIALS (31.5%)
Capital Markets (10.5%)
The Charles Schwab Corp.	465,000	13,331,550
US Bancorp	320,000	13,632,000

		26,963,550

Commercial Banks (9.3%)
CIT Group, Inc.	182,400	8,924,832
M&T Bank Corp.	60,000	7,330,800
TCF Financial Corp.	487,000	7,524,150

		23,779,782

Diversified Financial Services (6.8%)
JPMorgan Chase & Co.	289,400	17,502,912

Insurance (4.9%)
ACE, Ltd.	114,000	12,460,200

HEALTH CARE (24.6%)
Biotechnology (6.8%)
Amgen, Inc.	108,000	17,515,440

Health Care Equipment & Supplies (10.4%)
CR Bard, Inc.	92,200	15,118,034
Stryker Corp.	130,000	11,378,900

		26,496,934

Health Care Providers & Services (3.0%)
Express Scripts Holding Co.(a)	101,000	7,758,820

Pharmaceuticals (4.4%)
Teva Pharmaceutical Industries, Ltd. - ADR	197,000	11,124,590

20	1-888-462-5386 | www.oakfunds.com

White Oak Select Growth Fund	Schedules of Investments
As of October 31, 2014

Security Description	Shares	Value
INFORMATION TECHNOLOGY (33.7%)
Communications Equipment (8.8%)
Cisco Systems, Inc.	603,000	$14,755,410
Qualcomm, Inc.	99,100	7,780,341

		22,535,751

Computers & Peripherals (3.6%)
International Business Machines Corp.	56,900	9,354,360

Internet Software & Services (7.1%)
Google, Inc. - Class A(a)	15,850	9,000,740
Google, Inc. - Class C(a)	16,450	9,196,866

		18,197,606

IT Services (3.9%)
Cognizant Technology Solutions Corp. - Class A(a)	207,000	10,111,950

Semiconductors & Semiconductor Equipment (5.7%)
Broadcom Corp. - Class A	6,000	251,280
KLA-Tencor Corp.	179,800	14,231,170

		14,482,450

Software (4.6%)
Salesforce.com, Inc.(a)	85,400	5,464,746
Symantec Corp.	250,000	6,205,000

		11,669,746

TOTAL COMMON STOCKS (Cost $233,556,840)		254,290,137

SHORT TERM INVESTMENTS (0.6%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	1,633,433	1,633,433

TOTAL SHORT TERM INVESTMENTS (Cost $1,633,433)		1,633,433

TOTAL INVESTMENTS - (99.9%) (Cost $235,190,273)		$255,923,570

Assets in Excess of Other Liabilities - (0.1%)		296,986

NET ASSETS - (100.0%)		$256,220,556

(a)	Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2014	21

Schedules of Investments	Pin Oak Equity Fund
As of October 31, 2014

Security Description	Shares	Value

COMMON STOCKS (98.6%)
CONSUMER DISCRETIONARY (10.3%)
Auto Components (2.2%)
Visteon Corp.(a)	22,300	$2,093,970

Internet & Catalog Retail (1.8%)
Amazon.com, Inc.(a)	5,550	1,695,303

Media (6.3%)
The Interpublic Group of Cos., Inc.	110,000	2,132,900
Twenty-First Century Fox, Inc. - Class A	109,000	3,758,320

		5,891,220

CONSUMER STAPLES (5.6%)
Beverages (3.2%)
PepsiCo, Inc.	31,800	3,058,206

Household Products (2.4%)
Energizer Holdings, Inc.	18,500	2,269,025

ENERGY (6.9%)
Energy Equipment & Services (4.9%)
Diamond Offshore Drilling, Inc.	31,829	1,200,271
Nabors Industries, Ltd.	192,100	3,428,985

		4,629,256

Oil, Gas & Consumable Fuels (2.0%)
Royal Dutch Shell PLC - ADR	26,781	1,922,608

FINANCIALS (37.8%)
Capital Markets (8.0%)
The Bank of New York Mellon Corp.	86,000	3,329,920
The Charles Schwab Corp.	147,551	4,230,287

		7,560,207

Commercial Banks (18.3%)
CIT Group, Inc.	62,500	3,058,125
First Bancorp	50,135	908,446
Great Southern Bancorp, Inc.	55,845	2,122,669
International Bancshares Corp.	99,500	2,822,815
SunTrust Banks, Inc.	57,000	2,230,980
Wells Fargo & Co.	115,000	6,105,350

		17,248,385

Consumer Finance (4.6%)
Capital One Financial Corp.	52,400	4,337,148

Insurance (6.9%)
Assurant, Inc.	14,000	955,080

22	1-888-462-5386 | www.oakfunds.com

Pin Oak Equity Fund	Schedules of Investments
As of October 31, 2014

Security Description	Shares	Value
Insurance (continued)
Everest Re Group, Ltd.	14,100	$2,406,165
The Travelers Cos., Inc.	31,000	3,124,800

		6,486,045

INDUSTRIALS (8.4%)
Aerospace & Defense (7.7%)
Lockheed Martin Corp.	14,100	2,687,037
Raytheon Co.	44,000	4,570,720

		7,257,757

Machinery (0.7%)
Parker-Hannifin Corp.	5,000	635,150

INFORMATION TECHNOLOGY (28.9%)
Electronic Equipment & Instruments (2.5%)
Flextronics International, Ltd.(a)	220,000	2,358,400

Internet Software & Services (6.5%)
Google, Inc. - Class A(a)	3,500	1,987,545
Google, Inc. - Class C(a)	3,500	1,956,780
IAC/InterActive Corp.	32,256	2,183,409

		6,127,734

IT Services (9.9%)
Amdocs, Ltd.	101,672	4,833,487
Paychex, Inc.	43,049	2,020,720
The Western Union Co.	147,000	2,493,120

		9,347,327

Semiconductors & Semiconductor Equipment (4.4%)
KLA-Tencor Corp.	21,800	1,725,470
Xilinx, Inc.	53,500	2,379,680

		4,105,150

Software (5.6%)
Microsoft Corp.	113,300	5,319,435

MATERIALS (0.7%)
Metals & Mining (0.7%)
Teck Resources, Ltd. - Class B	38,814	612,485

TOTAL COMMON STOCKS (Cost $79,798,524)		92,954,811

Annual Report | October 31, 2014	23

Schedules of Investments	Pin Oak Equity Fund
As of October 31, 2014

Security Description	Shares	Value

SHORT TERM INVESTMENTS (1.5%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	1,411,517	$1,411,517

TOTAL SHORT TERM INVESTMENTS (Cost $1,411,517)		1,411,517

TOTAL INVESTMENTS - (100.1%) (Cost $81,210,041)		$94,366,328

Liabilities in Excess of Other Assets - (-0.1%)		(49,918)

NET ASSETS - (100.0%)		$94,316,410

(a)	Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

PLC - Public Limited Company.

The accompanying notes are an integral part of the financial statements.

24	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund	Schedules of Investments
As of October 31, 2014

Security Description	Shares	Value

COMMON STOCKS (93.6%)
CONSUMER DISCRETIONARY (6.2%)
Hotels, Restaurants & Leisure (4.0%)
Wyndham Worldwide Corp.	4,350	$337,865

Specialty Retail (2.2%)
Staples, Inc.	14,850	188,298

CONSUMER STAPLES (2.1%)
Beverages (2.1%)
Molson Coors Brewing Co. - Class B	2,400	178,512

ENERGY (5.1%)
Energy Equipment & Services (5.1%)
National Oilwell Varco, Inc.	2,500	181,600
NOW, Inc.(a)	625	18,787
Weatherford International PLC(a)	14,250	233,985

		434,372

FINANCIALS (11.7%)
Commercial Banks (6.7%)
Comerica, Inc.	6,000	286,440
SunTrust Banks, Inc.	7,200	281,808

		568,248

Insurance (5.0%)
Genworth Financial, Inc. - Class A(a)	12,500	174,875
The Hartford Financial Services Group, Inc.	6,400	253,312

		428,187

HEALTH CARE (9.7%)
Health Care Providers & Services (3.1%)
Quest Diagnostics, Inc.	4,200	266,532

Life Sciences Tools & Services (6.6%)
Affymetrix, Inc.(a)	20,000	180,200
Illumina, Inc.(a)	1,950	375,531

		555,731

INDUSTRIALS (6.3%)
Aerospace & Defense (3.4%)
L-3 Communications Holdings, Inc.	2,350	285,431

Commercial Services & Supplies (0.4%)
The ADT Corp.	950	34,048

Annual Report | October 31, 2014	25

Schedules of Investments	Rock Oak Core Growth Fund
As of October 31, 2014

Security Description	Shares	Value

Professional Services (2.5%)
Nielsen NV	5,000	$212,450

INFORMATION TECHNOLOGY (49.9%)
Communications Equipment (3.1%)
F5 Networks, Inc.(a)	2,150	264,407

Computers & Peripherals (6.7%)
NetApp, Inc.	6,400	273,920
Western Digital Corp.	3,000	295,110

		569,030

Electronic Equipment & Instruments (2.1%)
Amphenol Corp. - Class A	3,500	177,030

Internet Software & Services (2.7%)
NetEase.com, Inc. - ADR	2,450	232,064

IT Services (8.0%)
Cognizant Technology Solutions Corp. - Class A(a)	2,800	136,780
Computer Sciences Corp.	5,650	341,260
Vantiv, Inc. - Class A(a)	6,550	202,526

		680,566

Semiconductors & Semiconductor Equipment (8.0%)
Broadcom Corp. - Class A	5,400	226,152
Linear Technology Corp.	5,500	235,620
Xilinx, Inc.	4,800	213,504

		675,276

Software (15.7%)
Autodesk, Inc.(a)	4,200	241,668
CA, Inc.	9,950	289,147
Salesforce.com, Inc.(a)	5,000	319,950
Symantec Corp.	9,700	240,754
Workday, Inc. - Class A(a)	2,550	243,474

		1,334,993

Technology Hardware, Storage & Peripherals (3.6%)
Seagate Technology PLC	4,900	307,867

MATERIALS (2.6%)
Chemicals (2.6%)
CF Industries Holdings, Inc.	850	221,000

TOTAL COMMON STOCKS (Cost $5,615,822)		7,951,907

26	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund	Schedules of Investments
As of October 31, 2014

Security Description	Shares	Value

SHORT TERM INVESTMENTS (6.6%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	558,500	$558,500

TOTAL SHORT TERM INVESTMENTS (Cost $558,500)		558,500

TOTAL INVESTMENTS - (100.2%) (Cost $6,174,322)		$8,510,407

Liabilities in Excess of Other Assets - (-0.2%)		(19,035)

NET ASSETS - (100.0%)		$8,491,372

(a)	Non-income producing security.

Common Abbreviations:

ADR - American Depository Receipt

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation. (Netherlands)

PLC - Public Limited Company.

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2014	27

Schedules of Investments	River Oak Discovery Fund
As of October 31, 2014

Security Description	Shares	Value

COMMON STOCKS (92.7%)
CONSUMER DISCRETIONARY (12.6%)
Diversified Consumer Services (2.7%)
Weight Watchers International, Inc.(a)	14,350	$373,818

Household Durables (3.0%)
Skullcandy, Inc.(a)	50,300	419,502

Leisure Equipment & Products (1.2%)
LeapFrog Enterprises, Inc.(a)	32,700	173,964

Specialty Retail (5.7%)
Ann Taylor Stores Corp.(a)	10,150	389,658
Guess? Inc	17,950	397,952

		787,610

ENERGY (2.3%)
Energy Equipment & Services (2.3%)
ION Geophysical Corp.(a)	112,550	315,140

FINANCIALS (26.6%)
Capital Markets (10.7%)
Calamos Asset Management, Inc. - Class A	30,700	420,590
Cowen Group, Inc. - Class A(a)	86,900	351,076
FBR & Co.(a)	11,650	281,231
Janus Capital Group, Inc.	29,400	440,706

		1,493,603

Commercial Banks (7.4%)
PrivateBancorp, Inc.	12,300	397,536
Union First Market Bankshares Corp.	14,050	315,844
Zions Bancorporation	10,800	312,876

		1,026,256

Insurance (8.5%)
Assurant, Inc.	7,350	501,417
CNO Financial Group, Inc.	14,000	253,820
Symetra Financial Corp.	18,250	432,525

		1,187,762

HEALTH CARE (16.2%)
Biotechnology (5.4%)
Cubist Pharmaceuticals, Inc.(a)	2,200	159,038
United Therapeutics Corp.(a)	4,550	595,913

		754,951

Health Care Providers & Services (8.8%)
Alliance HealthCare Services, Inc.(a)	12,300	296,799
Amsurg Corp.(a)	9,950	537,399

28	1-888-462-5386 | www.oakfunds.com

River Oak Discovery Fund	Schedules of Investments
As of October 31, 2014

Security Description	Shares	Value

Health Care Providers & Services (continued)
Magellan Health, Inc.(a)	6,350	$384,302

		1,218,500

Heath Care Technology (2.0%)
Quality Systems, Inc.	18,450	278,780

INDUSTRIALS (5.7%)
Construction & Engineering (1.9%)
Argan, Inc.	7,650	266,296

Machinery (1.9%)
Proto Labs, Inc.(a)	4,000	261,480

Trading Companies & Distribution (1.9%)
CAI International, Inc.(a)	12,450	262,073

INFORMATION TECHNOLOGY (29.3%)
Communications Equipment (1.9%)
Ruckus Wireless, Inc.(a)	20,000	259,600

Electronic Equipment & Instruments (7.9%)
Dolby Laboratories, Inc. - Class A	7,200	301,824
Fabrinet(a)	18,050	328,690
Hollysys Automation Technologies, Ltd.(a)	15,500	380,215
Newport Corp.(a)	5,258	94,066

		1,104,795

Internet Software & Services (1.8%)
MercadoLibre, Inc.	1,900	258,685

IT Services (2.1%)
Unisys Corp.(a)	11,400	292,296

Semiconductors & Semiconductor Equipment (12.2%)
Advanced Energy Industries, Inc.(a)	14,450	285,821
Ambarella, Inc.(a)	12,150	538,123
Cirrus Logic, Inc.(a)	22,900	441,970
Kulicke & Soffa Industries, Inc.(a)	29,700	428,274

		1,694,188

Software (3.4%)
AVG Technologies NV(a)	7,000	125,440
Fortinet, Inc.(a)	13,450	350,373

		475,813

TOTAL COMMON STOCKS (Cost $10,356,887)		12,905,112

Annual Report | October 31, 2014	29

Schedules of Investments	River Oak Discovery Fund
As of October 31, 2014

Security Description	Shares	Value

SHORT TERM INVESTMENTS (7.4%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	1,024,143	$1,024,143

TOTAL SHORT TERM INVESTMENTS (Cost $1,024,143)		1,024,143

TOTAL INVESTMENTS - (100.1%) (Cost $11,381,030)		$13,929,255

Liabilities in Excess of Other Assets - (-0.1%)		(13,832)

NET ASSETS - (100.0%)		$13,915,423

(a)	Non-income producing security.

Common Abbreviations:

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation. (Netherlands)

The accompanying notes are an integral part of the financial statements.

30	1-888-462-5386 | www.oakfunds.com

Red Oak Technology Select Fund	Schedules of Investments
As of October 31, 2014

Security Description	Shares	Value

COMMON STOCKS (99.1%)
CONSUMER DISCRETIONARY (1.4%)
Internet & Catalog Retail (1.4%)
Amazon.com, Inc.(a)	6,450	$1,970,217

INDUSTRIALS (7.3%)
Aerospace & Defense (7.3%)
Huntington Ingalls Industries, Inc.	38,466	4,070,472
Northrop Grumman Corp.	46,000	6,346,160

		10,416,632

INFORMATION TECHNOLOGY (90.4%)
Communications Equipment (9.3%)
Cisco Systems, Inc.	242,000	5,921,740
Juniper Networks, Inc.	143,000	3,013,010
Qualcomm, Inc.	55,300	4,341,603

		13,276,353

Computers & Peripherals (20.3%)
Apple, Inc.	42,420	4,581,360
EMC Corp.	135,200	3,884,296
Hewlett-Packard Co.	127,500	4,574,700
International Business Machines Corp.	23,100	3,797,640
Lexmark International, Inc. - Class A	54,000	2,330,640
NetApp, Inc.	97,000	4,151,600
Western Digital Corp.	57,100	5,616,927

		28,937,163

Electronic Equipment & Instruments (7.9%)
Arrow Electronics, Inc.(a)	70,900	4,031,374
Corning, Inc.	170,000	3,473,100
Flextronics International, Ltd.(a)	20,000	214,400
Ingram Micro, Inc. - Class A(a)	131,600	3,532,144

		11,251,018

Internet Software & Services (6.7%)
Google, Inc. - Class A(a)	5,100	2,896,137
Google, Inc. - Class C(a)	6,000	3,354,480
IAC/InterActive Corp.	48,600	3,289,734

		9,540,351

IT Services (10.3%)
Accenture PLC - Class A	51,300	4,161,456
Alliance Data Systems Corp.(a)	16,400	4,646,940
Computer Sciences Corp.	56,000	3,382,400
CSG Systems International, Inc.	57,919	1,535,433
Total System Services, Inc.	26,000	878,540

		14,604,769

Semiconductors & Semiconductor Equipment (14.9%)
Intel Corp.	140,500	4,778,405

Annual Report | October 31, 2014	31

Schedules of Investments	Red Oak Technology Select Fund
As of October 31, 2014

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor Corp.	67,600	$5,350,540
Marvell Technology Group, Ltd.	258,400	3,472,896
NVIDIA Corp.	173,000	3,380,420
Spansion, Inc. - Class A(a)	29,194	600,813
Xilinx, Inc.	80,500	3,580,640

		21,163,714

Software (21.0%)
CA, Inc.	116,000	3,370,960
Check Point Software Technologies, Ltd.(a)	58,600	4,351,050
Microsoft Corp.	117,000	5,493,150
Oracle Corp.	154,000	6,013,700
Red Hat, Inc.(a)	46,400	2,733,888
Symantec Corp.	178,000	4,417,960
Synopsys, Inc.(a)	85,300	3,495,594

		29,876,302

TOTAL COMMON STOCKS
(Cost $108,099,523)		141,036,519

SHORT TERM INVESTMENTS (0.9%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	1,279,603	1,279,603

TOTAL SHORT TERM INVESTMENTS
(Cost $1,279,603)		1,279,603

TOTAL INVESTMENTS - (100.0%)
(Cost $109,379,126)		$142,316,122

Liabilities in Excess of Other Assets - (0.0%)(b)		(42,970)

NET ASSETS - (100.0%)		$142,273,152

(a)	Non-income producing security.
(b)	Less than 0.05%.

Common Abbreviations:

Ltd. - Limited.

The accompanying notes are an integral part of the financial statements.

32	1-888-462-5386 | www.oakfunds.com

Black Oak Emerging Technology Fund	Schedules of Investments
As of October 31, 2014

Security Description	Shares	Value

COMMON STOCKS (97.3%)
HEALTH CARE (5.2%)
Biotechnology (1.9%)
PDL BioPharma, Inc.	78,800	$672,164

Life Sciences Tools & Services (3.3%)
Illumina, Inc.(a)	5,800	1,116,964

INFORMATION TECHNOLOGY (92.1%)
Communications Equipment (11.3%)
Arista Networks, Inc.(a)	8,250	670,313
F5 Networks, Inc.(a)	7,150	879,307
Palo Alto Networks, Inc.(a)	5,900	623,630
Qualcomm, Inc.	11,400	895,014
Ruckus Wireless, Inc.(a)	61,100	793,078

		3,861,342

Computers & Peripherals (17.0%)
3D Systems Corp.(a)	11,600	438,480
Apple, Inc.	18,200	1,965,600
EMC Corp.	43,100	1,238,263
Stratasys, Ltd.(a)	6,300	758,268
Western Digital Corp.	14,150	1,391,935

		5,792,546

Electronic Equipment & Instruments (4.3%)
Arrow Electronics, Inc.(a)	18,000	1,023,480
Newport Corp.(a)	24,142	431,900

		1,455,380

Internet Software & Services (9.3%)
Baidu, Inc. - ADR(a)	5,250	1,253,543
MercadoLibre, Inc.	6,900	939,435
NetEase.com, Inc. - ADR	10,400	985,088

		3,178,066

IT Services (10.1%)
Alliance Data Systems Corp.(a)	3,650	1,034,227
Cognizant Technology Solutions Corp. - Class A(a)	7,450	363,933
Computer Sciences Corp.	19,950	1,204,980
Unisys Corp.(a)	33,300	853,812

		3,456,952

Semiconductors & Semiconductor Equipment (12.9%)
Ambarella, Inc.(a)	29,300	1,297,697
Cirrus Logic, Inc.(a)	68,800	1,327,840
Lam Research Corp.	9,800	763,028
NXP Semiconductor NV(a)	14,850	1,019,601

		4,408,166

Annual Report | October 31, 2014	33

Schedules of Investments	Black Oak Emerging Technology Fund
As of October 31, 2014

Security Description	Shares	Value

Software (23.5%)
AVG Technologies NV(a)	59,350	$1,063,552
CA, Inc.	45,100	1,310,606
Citrix Systems, Inc.(a)	9,800	629,454
CommVault Systems, Inc.(a)	23,100	1,024,254
Fortinet, Inc.(a)	22,700	591,335
Infoblox, Inc.(a)	39,750	641,565
Qualys, Inc.(a)	31,100	997,688
Salesforce.com, Inc.(a)	27,800	1,778,922

		8,037,376

Technology Hardware, Storage & Peripherals (3.7%)
SanDisk Corp.	13,350	1,256,769

TOTAL COMMON STOCKS
(Cost $23,863,529)		33,235,725

SHORT TERM INVESTMENTS (2.8%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	948,060	948,060

TOTAL SHORT TERM INVESTMENTS
(Cost $948,060)		948,060

TOTAL INVESTMENTS - (100.1%)
(Cost $24,811,589)		$34,183,785

Liabilities in Excess of Other Assets - (-0.1%)		(44,978)

NET ASSETS - (100.0%)		$34,138,807

(a)	Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation. (Netherlands)

The accompanying notes are an integral part of the financial statements.

34	1-888-462-5386 | www.oakfunds.com

Live Oak Health Sciences Fund	Schedules of Investments
As of October 31, 2014

Security Description	Shares	Value

COMMON STOCKS (98.7%)
HEALTH CARE (98.7%)
Biotechnology (5.2%)
Amgen, Inc.	15,900	$2,578,662
Targacept, Inc.(a)	23,881	55,882

		2,634,544

Health Care Equipment & Supplies (24.1%)
Becton Dickinson and Co.	16,400	2,110,680
Covidien PLC	16,000	1,479,040
CR Bard, Inc.	18,800	3,082,636
Greatbatch, Inc.(a)	12,684	636,610
Medtronic, Inc.	29,500	2,010,720
Stryker Corp.	17,000	1,488,010
Zimmer Holdings, Inc.	11,700	1,301,508

		12,109,204

Health Care Providers & Services (32.9%)
Cardinal Health, Inc.	38,800	3,045,024
Cigna Corp.	11,700	1,164,969
McKesson Corp.	7,550	1,535,745
Omnicare, Inc.	17,900	1,191,961
Owens & Minor, Inc.	45,080	1,502,066
Patterson Cos., Inc.	28,400	1,224,324
PharMerica Corp.(a)	45,516	1,305,854
Quest Diagnostics, Inc.	14,100	894,786
UnitedHealth Group, Inc.	12,000	1,140,120
VCA, Inc.(a)	33,300	1,517,481
WellPoint, Inc.	15,700	1,989,033

		16,511,363

Life Sciences Tools & Services (8.5%)
Agilent Technologies, Inc.	13,000	718,640
Charles River Laboratories International, Inc.(a)	18,000	1,136,880
Techne Corp.	8,900	810,345
Waters Corp.(a)	14,700	1,628,760

		4,294,625

Pharmaceuticals (28.0%)
AstraZeneca PLC - ADR	27,700	2,020,438
Eli Lilly & Co.	18,000	1,193,940
GlaxoSmithKline PLC - ADR	25,900	1,178,191
Johnson & Johnson	14,700	1,584,366
Mallinckrodt PLC(a)	1,887	173,944
Merck & Co., Inc.	33,000	1,912,020
Novartis AG - ADR	16,700	1,547,923
Pfizer, Inc.	50,154	1,502,112
Sanofi - ADR	22,892	1,058,526

Annual Report | October 31, 2014	35

Schedules of Investments	Live Oak Health Sciences Fund
As of October 31, 2014

Security Description	Shares	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Industries, Ltd. - ADR	33,300	$1,880,451

		14,051,911

TOTAL COMMON STOCKS (Cost $28,861,077)		49,601,647

SHORT TERM INVESTMENTS (1.4%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	686,715	686,715

TOTAL SHORT TERM INVESTMENTS (Cost $686,715)		686,715

TOTAL INVESTMENTS - (100.1%) (Cost $29,547,792)		$50,288,362

Liabilities in Excess of Other Assets - (-0.1%)		(39,878)

NET ASSETS - (100.0%)		$50,248,484

(a)	Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

Ltd. - Limited.

PLC - Public Limited Company.

The accompanying notes are an integral part of the financial statements.

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OAK ASSOCIATES FUNDS

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Statements of Assets and Liabilities
As of October 31, 2014

	White Oak Select Growth Fund	Pin Oak Equity Fund

Investments at cost	$235,190,273	$81,210,041

ASSETS:
Investments at fair value	$255,923,570	$94,366,328
Receivable for capital shares sold	402,458	43,492
Receivable for investment securities sold	184,557	–
Dividends and interest receivable	12	30,991
Prepaid expenses	34,231	15,781

Total Assets	256,544,828	94,456,592

LIABILITIES:
Payable for fund shares redeemed	56,974	34,835
Investment advisory fees payable	153,496	56,339
Administration fees payable	17,041	6,617
Trustees’ fees payable	21,382	8,121
Principal financial officer fees payable	355	131
Printing fees payable	9,718	3,242
Transfer agent fees payable	33,299	11,928
Legal and audit fees payable	25,885	16,652
Other accrued expenses	6,122	2,317

Total Liabilities	324,272	140,182

Total Net Assets	$256,220,556	$94,316,410

NET ASSETS:

Paid-in capital (unlimited authorization - no par value)	$264,457,723	$80,429,529

Accumulated undistributed net investment income (loss)	1,572,714	560,014
Accumulated net realized gain (loss) on investments	(30,543,178)	170,580
Net unrealized appreciation on investments	20,733,297	13,156,287

Total Net Assets	$256,220,556	$94,316,410

PORTFOLIO SHARES:
Net Assets	$256,220,556	$94,316,410
Total shares outstanding at end of period	4,246,073	1,895,437
Net assets value, offering and redemption price per share (net assets ÷ shares outstanding)	$60.34	$49.76

The accompanying notes are an integral part of the financial statements.
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Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$6,174,322	$11,381,030	$109,379,126	$24,811,589	$29,547,792

$8,510,407	$13,929,255	$142,316,122	$34,183,785	$50,288,362
–	25	108,775	–	3,620
–	–	–	–	–
192	6,081	56,623	4,013	5,766
4,388	8,743	20,625	6,555	13,797

8,514,987	13,944,104	142,502,145	34,194,353	50,311,545

2,252	–	71,229	3,510	3,435
2,215	9,349	85,297	20,161	30,028
1,049	1,460	9,743	2,627	3,779
737	1,162	12,632	2,841	4,113
12	19	202	47	67
200	299	6,046	1,176	1,451
1,352	1,368	21,979	8,687	4,164
15,499	14,584	18,377	15,563	14,794
299	440	3,488	934	1,230

23,615	28,681	228,993	55,546	63,061

$8,491,372	$13,915,423	$142,273,152	$34,138,807	$50,248,484

$5,546,942	$8,411,214	$112,062,987	$25,276,891	$24,521,263

19,769	–	392,181	(99,689)	233,203
588,576	2,955,984	(3,119,012)	(410,591)	4,753,448
2,336,085	2,548,225	32,936,996	9,372,196	20,740,570

$8,491,372	$13,915,423	$142,273,152	$34,138,807	$50,248,484

$8,491,372	$13,915,423	$142,273,152	$34,138,807	$50,248,484
597,365	785,345	8,772,198	8,036,268	2,258,003
$14.21	$17.72	$16.22	$4.25	$22.25

Annual Report | October 31, 2014	39

Statements of Operations
For the Year Ended October 31, 2014

	White Oak Select Growth Fund	Pin Oak Equity Fund

INVESTMENT INCOME:
Dividends	$4,438,981	$1,573,484
Less: Foreign withholding tax	(41,635)	(18,620)

Total Investment Income	4,397,346	1,554,864

EXPENSES:
Investment advisory fees	1,895,148	652,483
Administration fees	207,337	73,069
Trustees’ fees	97,198	33,637
Legal and audit fees	136,275	53,777
Transfer agent fees	166,724	67,330
Sub transfer agent fees	160,226	42,898
Registration fees	21,369	21,862
Printing fees	43,069	14,600
Custodian fees	12,179	5,225
Principal financial officer fees	4,446	1,530
Insurance and other fees	80,621	28,422

Total Expenses	2,824,592	994,833

Less: Investment advisory fees waived	–	–

Net Expenses	2,824,592	994,833

Net Investment Income (Loss)	1,572,754	560,031

Net realized gain on securities sold	1,038,220	170,580
Net change in unrealized appreciation (depreciation) of investment securities	28,651,752	12,277,868

Net Realized and Unrealized Gain on Investments	29,689,972	12,448,448

Net Increase in Net Assets Resulting From Operations	$31,262,726	$13,008,479

The accompanying notes are an integral part of the financial statements.
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Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$131,615	$89,600	$2,023,152	$327,202	$841,685
(675)	–	–	–	(24,338)

130,940	89,600	2,023,152	327,202	817,347

61,284	126,067	956,841	243,958	342,835
8,657	13,783	106,012	28,245	39,451
3,157	5,330	49,257	12,535	17,553
18,889	20,442	72,978	29,686	34,489
13,346	13,356	105,944	63,183	27,148
630	1,088	105,009	15,302	14,304
18,651	19,054	20,842	19,411	18,985
1,685	2,325	26,993	6,195	7,396
556	929	6,948	1,630	2,535
145	244	2,262	573	800
3,541	5,322	38,224	10,557	14,843

130,541	207,940	1,491,310	431,275	520,339

(26,966)	(18,773)	–	–	–

103,575	189,167	1,491,310	431,275	520,339

27,365	(99,567)	531,842	(104,073)	297,008

591,101	3,061,954	1,454,897	2,491,551	4,756,038
564,217	(1,805,051)	18,362,300	3,030,459	4,682,803

1,155,318	1,256,903	19,817,197	5,522,010	9,438,841

$1,182,683	$1,157,336	$20,349,039	$5,417,937	$9,735,849

Annual Report | October 31, 2014	41

Statements of Changes in Net Assets

	White Oak Select Growth Fund		Pin Oak Equity Fund

	For The Year Ended October 31 2014	For The Year Ended October 31 2013	For The Year Ended October 31 2014	For The Year Ended October 31 2013

INVESTMENT ACTIVITIES:
Net investment income (loss)	$1,572,754	$1,207,930	$560,031	$520,335
Net realized gain on securities sold	1,038,220	59,454,836	170,580	16,781,767
Net change in unrealized appreciation (depreciation) of investment securities	28,651,752	(3,653,355)	12,277,868	3,287,352

Net Increase in Net Assets Resulting from Operations	31,262,726	57,009,411	13,008,479	20,589,454

DISTRIBUTIONS TO SHAREHOLDERS:
Net income	(1,123,336)	(731,035)	(520,352)	(458,987)
Realized capital gains	–	–	–	–

Total Distributions	(1,123,336)	(731,035)	(520,352)	(458,987)

CAPITAL SHARE TRANSACTIONS (IN DOLLARS):
Shares issued	4,099,476	7,017,798	14,648,596	12,256,979
Shares issued in lieu of cash distributions	1,050,297	685,000	487,929	433,051
Shares redeemed	(32,871,826)	(38,773,469)	(14,716,139)	(20,520,003)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(27,722,053)	(31,070,671)	420,386	(7,829,973)

Total Increase in Net Assets	2,417,337	25,207,705	12,908,513	12,300,494

NET ASSETS:
Beginning of period	253,803,219	228,595,514	81,407,897	69,107,403

End of period	$256,220,556	$253,803,219	$94,316,410	$81,407,897

Including accumulated undistributed net investment income	$1,572,714	$1,123,296	$560,014	$520,335

SHARES ISSUED AND REDEEMED:
Issued	71,302	146,591	310,104	328,423
Issued in lieu of cash distributions	18,924	15,477	10,952	12,644
Redeemed	(574,251)	(810,647)	(315,812)	(554,037)

Net Increase (Decrease) in Share Transactions	(484,025)	(648,579)	5,244	(212,970)

The accompanying notes are an integral part of the financial statements.
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Rock Oak Core Growth Fund		River Oak Discovery Fund		Red Oak Technology Select Fund

For The Year Ended October 31 2014	For The Year Ended October 31 2013	For The Year Ended October 31 2014	For The Year Ended October 31 2013	For The Year Ended October 31 2014	For The Year Ended October 31 2013

$27,365	$35,899	$(99,567)	$(62,188)	$531,842	$402,074
591,101	1,438,328	3,061,954	1,113,957	1,454,897	1,014,538
564,217	270,516	(1,805,051)	2,179,441	18,362,300	24,675,732

1,182,683	1,744,743	1,157,336	3,231,210	20,349,039	26,092,344

(30,552)	(25,866)	–	–	(461,447)	(197,281)
(1,437,716)	(65,870)	(1,080,699)	–	–	–

(1,468,268)	(91,736)	(1,080,699)	–	(461,447)	(197,281)

321,174	112,974	455,729	263,324	50,459,120	41,532,457
1,387,471	87,408	1,057,216	–	439,119	186,117
(426,804)	(870,562)	(978,246)	(956,908)	(34,104,326)	(26,903,724)

1,281,841	(670,180)	534,699	(693,584)	16,793,913	14,814,850

996,256	982,827	611,336	2,537,626	36,681,505	40,709,913

7,495,116	6,512,289	13,304,087	10,766,461	105,591,647	64,881,734

$8,491,372	$7,495,116	$13,915,423	$13,304,087	$142,273,152	$105,591,647

$19,769	$20,429	$–	$–	$392,181	$321,786

22,589	8,369	25,790	16,787	3,297,940	3,311,368
106,729	7,182	62,696	–	30,715	17,709
(30,249)	(69,897)	(54,955)	(64,570)	(2,239,164)	(2,272,235)

99,069	(54,346)	33,531	(47,783)	1,089,491	1,056,842

Annual Report | October 31, 2014	43

Statements of Changes in Net Assets

	Black Oak Emerging Technology Fund		Live Oak Health Sciences Fund
	For The Year Ended October 31 2014	For The Year Ended October 31 2013	For The Year Ended October 31 2014	For The Year Ended October 31 2013
INVESTMENT ACTIVITIES:
Net investment income (loss)	$(104,073)	$(51,257)	$297,008	$298,041
Net realized gain on securities sold	2,491,551	897,986	4,756,038	1,556,098
Net change in unrealized appreciation of investment securities	3,030,459	7,100,218	4,682,803	9,917,628
Net Increase in Net Assets Resulting from Operations	5,417,937	7,946,947	9,735,849	11,771,767
DISTRIBUTIONS TO SHAREHOLDERS:
Net income	–	–	(296,848)	(278,532)
Realized capital gains	–	–	(1,556,100)	(1,642,727)
Total Distributions	–	–	(1,852,948)	(1,921,259)
CAPITAL SHARE TRANSACTIONS (IN DOLLARS):
Shares issued	2,419,171	859,255	6,560,847	5,776,247
Shares issued in lieu of cash distributions	–	–	1,771,249	1,855,791
Shares redeemed	(3,551,156)	(4,003,360)	(8,483,535)	(7,932,232)
Net Decrease in Net Assets from Capital Share Transactions	(1,131,985)	(3,144,105)	(151,439)	(300,194)
Total Increase in Net Assets	4,285,952	4,802,842	7,731,462	9,550,314
NET ASSETS:
Beginning of period	29,852,855	25,050,013	42,517,022	32,966,708
End of period	$34,138,807	$29,852,855	$50,248,484	$42,517,022

Including accumulated undistributed net investment income (loss)	$(99,689)	$(138,246)	$233,203	$233,036

SHARES ISSUED AND REDEEMED:
Issued	608,527	271,318	333,875	355,554
Issued in lieu of cash distributions	–	–	94,770	128,696
Redeemed	(899,915)	(1,312,223)	(428,961)	(473,342)
Net Increase (Decrease) in Share Transactions	(291,388)	(1,040,905)	(316)	10,908

The accompanying notes are an integral part of the financial statements.
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OAK ASSOCIATES FUNDS

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Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2014
WHITE OAK SELECT GROWTH FUND
Net Asset Value Beginning of Period	$53.66
Income (Loss) From Operations
Net Investment Income (Loss)(a)	0.35
Realized and Unrealized Gain in Securities(a)	6.57
Total From Operations	6.92

Less Distributions:
Dividends from Net Investment Income	(0.24)
Distributions from Capital Gains	–
Total Dividends and Distributions	(0.24)
Net Asset Value End of Period	$60.34

Total Return(b)	12.94%
Net Assets End of Period (000)	$256,221

Ratio of Net Expenses to Average Net Assets	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.10%
Portfolio Turnover Rate	1%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010

$42.50	$39.09	$37.56	$31.44

0.24	0.11	(0.03)	(0.20)
11.06	3.30	1.56	6.32
11.30	3.41	1.53	6.12

(0.14)	–	–	–
–	–	–	–
(0.14)	–	–	–
$53.66	$42.50	$39.09	$37.56

26.65%	8.72%	4.07%	19.47%
$253,803	$228,596	$241,557	$259,184

1.12%	1.16%	1.14%	1.25%
0.50%	0.28%	(0.08)%	(0.58)%
1.12%	1.16%	1.14%	1.34%
89%	86%	12%	14%

Annual Report | October 31, 2014	47

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2014
PIN OAK EQUITY FUND
Net Asset Value Beginning of Period	$43.07
Income (Loss) From Operations
Net Investment Income (Loss)(a)	0.30
Realized and Unrealized Gain in Securities(a)	6.67
Total From Operations	6.97

Less Distributions:
Dividends from Net Investment Income	(0.28)
Distributions from Capital Gains	–
Total Dividends and Distributions	(0.28)
Net Asset Value End of Period	$49.76

Total Return(b)	16.25%
Net Assets End of Period (000)	$94,316

Ratio of Net Expenses to Average Net Assets	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.64%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.13%
Portfolio Turnover Rate	5%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010

$32.86	$28.52	$26.76	$22.74

0.26	0.21	(0.05)	0.07
10.18	4.13	1.90	3.96
10.44	4.34	1.85	4.03

(0.23)	–	(0.09)	(0.01)
–	–	–	–
(0.23)	–	(0.09)	(0.01)
$43.07	$32.86	$28.52	$26.76

31.94%	15.22%	6.92%	17.74%
$81,408	$69,107	$64,214	$69,845

1.16%	1.21%	1.20%	1.25%
0.70%	0.68%	(0.16)%	0.27%
1.16%	1.21%	1.20%	1.33%
117%	98%	27%	35%

Annual Report | October 31, 2014	49

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2014
ROCK OAK CORE GROWTH FUND
Net Asset Value Beginning of Period	$15.04
Income (Loss) From Operations
Net Investment Income (Loss)(a)	0.05
Realized and Unrealized Gain in Securities(a)	2.06
Total From Operations	2.11

Less Distributions:
Dividends from Net Investment Income	(0.06)
Distributions from Capital Gains	(2.88)
Total Dividends and Distributions	(2.94)
Net Asset Value End of Period	$14.21

Total Return(b)	15.89%
Net Assets End of Period (000)	$8,491

Ratio of Net Expenses to Average Net Assets	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.58%
Portfolio Turnover Rate	29%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010

$11.78	$11.64	$11.16	$9.09

0.07	0.02	(0.04)	(0.06)
3.37	0.12	0.52	2.13
3.44	0.14	0.48	2.07

(0.05)	–	–	–
(0.13)	–	–	–
(0.18)	–	–	–
$15.04	$11.78	$11.64	$11.16

29.51%	1.20%	4.30%	22.77%
$7,495	$6,512	$6,890	$6,744

1.25%	1.25%	1.25%	1.25%
0.53%	0.14%	(0.35)%	(0.59)%
1.65%	1.79%	1.65%	1.54%
65%	56%	40%	62%

Annual Report | October 31, 2014	51

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2014
RIVER OAK DISCOVERY FUND
Net Asset Value Beginning of Period	$17.70
Income (Loss) From Operations
Net Investment Loss(a)	(0.13)
Realized and Unrealized Gain in Securities(a)	1.59
Total From Operations	1.46

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	(1.44)
Total Dividends and Distributions	(1.44)
Net Asset Value End of Period	$17.72

Total Return(b)(c)	8.69%
Net Assets End of Period (000)	$13,915

Ratio of Net Expenses to Average Net Assets	1.35%
Ratio of Net Investment Loss to Average Net Assets	(0.71)%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.48%
Portfolio Turnover Rate	96%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.
(c)	Performance difference between Manager Discussion & Analysis and Financial Highlights is due to financial reporting adjustments.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010

$13.46	$12.76	$12.84	$10.96

(0.08)	(0.07)	(0.08)	(0.10)
4.32	0.77	0.18	1.98
4.24	0.70	0.10	1.88

–	–	–	–
–	–	(0.18)	–
–	–	(0.18)	–
$17.70	$13.46	$12.76	$12.84

31.50%	5.49%	0.74%	17.15%
$13,304	$10,766	$10,315	$9,125

1.35%	1.35%	1.35%	1.35%
(0.52)%	(0.54)%	(0.61)%	(0.83)%
1.52%	1.62%	1.52%	1.57%
63%	72%	92%	56%

Annual Report | October 31, 2014	53

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2014
RED OAK TECHNOLOGY SELECT FUND
Net Asset Value Beginning of Period	$13.74
Income (Loss) From Operations
Net Investment Income (Loss)(a)	0.06
Realized and Unrealized Gain in Securities(a)	2.48
Total From Operations	2.54

Less Distributions:
Dividends from Net Investment Income	(0.06)
Distributions from Capital Gains	–
Total Dividends and Distributions	(0.06)
Net Asset Value End of Period	$16.22

Total Return(b)	18.54%
Net Assets End of Period (000)	$142,273

Ratio of Net Expenses to Average Net Assets	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.15%
Portfolio Turnover Rate	7%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010

$9.79	$9.60	$8.67	$7.04

0.06	0.02	(0.04)	(0.05)
3.92	0.17	0.97	1.68
3.98	0.19	0.93	1.63

(0.03)	–	–	–
–	–	–	–
(0.03)	–	–	–
$13.74	$9.79	$9.60	$8.67

40.76%	1.98%	10.73%	23.15%
$105,592	$64,882	$72,111	$65,415

1.23%	1.30%	1.32%	1.35%
0.50%	0.16%	(0.43)%	(0.70)%
1.23%	1.30%	1.32%	1.53%
15%	83%	24%	28%

Annual Report | October 31, 2014	55

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2014
BLACK OAK EMERGING TECHNOLOGY FUND
Net Asset Value Beginning of Period	$3.58
Income (Loss) From Operations
Net Investment Loss(a)	(0.01)
Realized and Unrealized Gain or (Losses) in Securities(a)	0.68
Total From Operations	0.67

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	–
Total Dividends and Distributions	–
Net Asset Value End of Period	$4.25

Total Return(b)	18.72%
Net Assets End of Period (000)	$34,139

Ratio of Net Expenses to Average Net Assets	1.31%
Ratio of Net Investment Loss to Average Net Assets	(0.32)%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.31%
Portfolio Turnover Rate	41%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010

$2.67	$2.78	$2.94	$2.19

(0.01)	(0.03)	(0.04)	(0.03)
0.92	(0.08)	(0.12)	0.78
0.91	(0.11)	(0.16)	0.75

–	–	–	–
–	–	–	–
–	–	–	–
$3.58	$2.67	$2.78	$2.94

34.08%	(3.96)%	(5.44)%	34.25%
$29,853	$25,050	$28,993	$43,714

1.35%	1.35%	1.35%	1.35%
(0.19)%	(1.07)%	(1.16)%	(1.16)%
1.39%	1.44%	1.35%	1.55%
58%	33%	54%	99%

Annual Report | October 31, 2014	57

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2014
LIVE OAK HEALTH SCIENCES FUND
Net Asset Value Beginning of Period	$18.83
Income (Loss) From Operations
Net Investment Income(a)	0.13
Realized and Unrealized Gain in Securities(a)	4.11
Total From Operations	4.24

Less Distributions:
Dividends from Net Investment Income	(0.13)
Distributions from Capital Gains	(0.69)
Total Dividends and Distributions	(0.82)
Net Asset Value End of Period	$22.25

Total Return(b)	23.36%
Net Assets End of Period (000)	$50,248

Ratio of Net Expenses to Average Net Assets	1.12%
Ratio of Net Investment Income to Average Net Assets	0.64%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.12%
Portfolio Turnover Rate	15%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010

$14.67	$14.00	$12.84	$11.00

0.13	0.10	0.06	0.02
4.90	1.09	1.72	2.22
5.03	1.19	1.78	2.24

(0.13)	(0.07)	(0.02)	–
(0.74)	(0.45)	(0.60)	(0.40)
(0.87)	(0.52)	(0.62)	(0.40)
$18.83	$14.67	$14.00	$12.84

36.07%	9.02%	14.46%	20.66%
$42,517	$32,967	$29,071	$19,595

1.15%	1.24%	1.25%	1.35%
0.77%	0.73%	0.47%	0.17%
1.15%	1.24%	1.25%	1.38%
12%	16%	17%	22%

Annual Report | October 31, 2014	59

Notes to Financial Statements
As of October 31, 2014

1. ORGANIZATION:

The Oak Associates Funds (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with seven diversified funds: White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund and River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund (collectively referred to as “Funds” and individually referred to as a “Fund”). The investment objective of each Fund is to seek long-term capital growth. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon the sale of the securities.

Security Valuation – Investments in equity securities, which are traded on a national exchange, are stated at the last quoted sales price if readily available for such equity securities on each business day. Investments in equity securities, which are reported on the NASDAQ national market system are valued at the official closing price; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in repurchase agreements are generally valued at par each business day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”).

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de–listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and

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Notes to Financial Statements
As of October 31, 2014

before the time the Fund calculates net asset value; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Security Transactions and Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Expenses – Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable allocation method.

Repurchase Agreements – The Funds invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The Funds held no repurchase agreements and held no investments under the Master Repurchase Agreement as of October 31, 2014.

Master Agreements and Netting Arrangements – Certain Funds may participate in various repurchase agreements, such as, but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and provisions for events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty

Annual Report | October 31, 2014	61

Notes to Financial Statements
As of October 31, 2014

to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by requiring collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but may include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid to shareholders on an annual basis, as applicable. Net realized capital gains on sales of securities, if any, are distributed to shareholders at least annually. Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in capital, depending upon the type of book/tax differences that may exist.

3. FAIR VALUE MEASUREMENTS:

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Inputs may be observable and unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

The three-tier hierarchy is summarized as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date, including but not limited to:

Equity Securities – investments for which market quotations are readily available that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end registered investment companies which are valued at their closing NAV.

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Notes to Financial Statements
As of October 31, 2014

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability, including but not limited to:

Repurchase Agreements – investments in overnight tri-party repurchase agreements which are valued at par.

All Securities – quoted prices for similar securities, including matrix pricing; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, prices using other observable correlated market inputs.

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset and liability at the measurement date, including but not limited to:

All Securities – modeling or manual pricing based on the Adviser’s own assumptions in determining fair value of investments; or, the significant use of other unobservable or very stale inputs within fair valuation.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2014.

	Level 1	Level 2	Level 3	Total
WHITE OAK SELECT GROWTH FUND
Common Stocks	$254,290,137	$–	$–	$254,290,137
Short Term Investments	1,633,433	–	–	1,633,433
Total	$255,923,570	$–	$–	$255,923,570

	Level 1	Level 2	Level 3	Total
PIN OAK EQUITY FUND
Common Stocks	$92,954,811	$–	$–	$92,954,811
Short Term Investments	1,411,517	–	–	1,411,517
Total	$94,366,328	$–	$–	$94,366,328

	Level 1	Level 2	Level 3	Total
ROCK OAK CORE GROWTH FUND
Common Stocks	$7,951,907	$–	$–	$7,951,907
Short Term Investments	558,500	–	–	558,500
Total	$8,510,407	$–	$–	$8,510,407

	Level 1	Level 2	Level 3	Total
RIVER OAK DISCOVERY FUND
Common Stocks	$12,905,112	$–	$–	$12,905,112
Short Term Investments	1,024,143	–	–	1,024,143
Total	$13,929,255	$–	$–	$13,929,255

Annual Report | October 31, 2014	63

Notes to Financial Statements
As of October 31, 2014

	Level 1	Level 2	Level 3	Total
RED OAK TECHNOLOGY SELECT FUND
Common Stocks	$141,036,519	$–	$–	$141,036,519
Short Term Investments	1,279,603	–	–	1,279,603
Total	$142,316,122	$–	$–	$142,316,122

	Level 1	Level 2	Level 3	Total
BLACK OAK EMERGING TECHNOLOGY FUND
Common Stocks	$33,235,725	$–	$–	$33,235,725
Short Term Investments	948,060	–	–	948,060
Total	$34,183,785	$–	$–	$34,183,785

	Level 1	Level 2	Level 3	Total
LIVE OAK HEALTH SCIENCES FUND
Common Stocks	$49,601,647	$–	$–	$49,601,647
Short Term Investments	686,715	–	–	686,715
Total	$50,288,362	$–	$–	$50,288,362

The above tables are presented by levels of disaggregation for each asset class. For detailed descriptions of the underlying industries, see the accompanying Schedules of Investments. There were no transfers into or out of Level I and 2 during the period. There were no Level 3 securities held during the period. It is the Funds’ policy to recognize transfers into and out of levels at the end of the reporting period.

4. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of Oak Associates, ltd., investment adviser to the Funds (the “Adviser”), ALPS Fund Services, Inc. the administrator, fund accountant and transfer agent for the Funds (“ALPS”), and/or ALPS Distributors, Inc. the Funds’ distributor (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers to the Trust. Pursuant to a PFO Services Agreement between ALPS and the Trust, ALPS provides a qualified person to serve as the Trust’s Principal Financial Officer (“PFO”). Principal financial officer fees payable pursuant to the terms of the PFO Services Agreement represent payments made by the Trust to ALPS and not to any individual employee of ALPS serving as PFO to the Trust.

5. ADMINISTRATION, TRANSFER AGENT AND DISTRIBUTION AGREEMENTS:

Administration: ALPS Fund Services, Inc. (the “Administrator”) serves as administrator to the Trust. The Trust and the Administrator have entered into an administration, bookkeeping and pricing services agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting, fund accounting services, and calculating the Funds’ daily net asset value, and provides all necessary office space, equipment, personnel and facilities for annual fee. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations there under. The Administration Agreement shall

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Notes to Financial Statements
As of October 31, 2014

remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 60 days’ prior written notice to the other party.

Administrative Fee: ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on an annual rate of 0.08% of the daily average aggregate net assets of the Trust for the period, subject to a $400,000 annual minimum (on the Trust level). Fees are allocated to each Fund based on daily net assets (each Fund’s net assets as a percentage of total Trust net assets).

Transfer Agent: ALPS Fund Services, Inc. (the “Transfer Agent”) serves as transfer agent, dividend paying agent and shareholder service agent for the Trust under a transfer agency and services agreement with the Trust. The fees paid to ALPS are $9,000 annually per fund and $10 annually per open account. Additionally, certain transaction charges may apply.

Distribution: The Trust and ALPS Distributors, Inc. (the “Distributor”), an affiliate of the Administrator, are parties to a distribution agreement (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Distributor has agreed to use its best efforts in distributing Fund shares but is not obligated to sell any particular number of shares. The Distributor does not receive compensation under the Distribution Agreement for distribution of Fund shares.

6. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund, except for the River Oak Discovery Fund for which the Adviser receives 0.90% of the average daily net assets of the Fund. The Adviser has agreed to contractually waive all or a portion of its fees (and to reimburse the Funds’ expenses if necessary) in order to limit operating expenses to not more than 1.25% of the average daily net assets of the White Oak Select Growth, Rock Oak Core Growth and Pin Oak Equity Funds, and 1.35% of the average daily net assets of the River Oak Discovery, Red Oak Technology Select, Black Oak Emerging Technology and Live Oak Health Sciences Funds for one year periods. The Adviser contractually agreed to continue this arrangement through February 28, 2015.*

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended October 31, 2014:

Advisory Fees as a Percentage of Average Net Assets
Fund	Annual Rate	Fee Waiver*	Net Annual Rate
White Oak Select Growth Fund	0.74%		0.74%
Pin Oak Equity Fund	0.74%		0.74%
Rock Oak Core Growth Fund	0.74%	(0.33%)	0.41%
River Oak Discovery Fund	0.90%	(0.13%)	0.77%
Red Oak Technology Select Fund	0.74%		0.74%
Black Oak Emerging Technology Fund	0.74%		0.74%
Live Oak Health Sciences Fund	0.74%		0.74%

U.S. Bank N.A. acts as custodian (the “Custodian”) for the Funds.

Annual Report | October 31, 2014	65

Notes to Financial Statements
As of October 31, 2014

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short–term investments, for the year ended October 31, 2014, were as follows:

Fund	Purchases	Sales
White Oak Select Growth Fund	$2,268,783	$20,033,881
Pin Oak Equity Fund	5,557,843	4,650,092
Rock Oak Core Growth Fund	2,278,108	2,504,595
River Oak Discovery Fund	12,913,256	13,839,289
Red Oak Technology Select Fund	29,315,030	8,766,243
Black Oak Emerging Technology Fund	13,343,787	14,743,557
Live Oak Health Sciences Fund	6,658,950	9,072,370

8. FEDERAL INCOME TAXES AND TAX BASIS INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate “regulated investment company” under Sub–chapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of dividends from net investment income or distributions from net realized gains made during the year, and the timing may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. These differences are primarily due to differences in the treatment of net operating losses and certain other investments.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

	Undistributed Ordinary Income	Accumulated Capital Gain/(Loss)	Paid-in Capital
White Oak Select Growth Fund	$–	$(19,030)	$19,030
Pin Oak Equity Fund	–	–	–
Rock Oak Core Growth Fund	2,527	(2,527)	–
River Oak Discovery Fund	99,567	(96,921)	(2,646)
Red Oak Technology Select Fund	–	–	–
Black Oak Emerging Technology Fund	142,630	–	(142,630)
Live Oak Health Sciences Fund	7	(7)	–

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital of:

Amount
Black Oak Emerging Technology Fund	$142,630

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Notes to Financial Statements
As of October 31, 2014

These reclassifications have no impact on net assets or the results of operations. The Funds had permanent book/tax differences primarily attributable to net operating losses and certain other investments.

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2014 is as follows:

	Ordinary Income	Long-Term Capital Gain	Total
White Oak Select Growth Fund	$1,123,336	$–	$1,123,336
Pin Oak Equity Fund	520,352	–	520,352
Rock Oak Core Growth Fund	240,263	1,228,005	1,468,268
River Oak Discovery Fund	–	1,080,699	1,080,699
Red Oak Technology Select Fund	461,447	–	461,447
Black Oak Emerging Technology Fund	–	–	–
Live Oak Health Sciences Fund	338,486	1,514,462	1,852,948

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2013 is as follows:

	Ordinary Income	Long-Term Capital Gain	Total
White Oak Select Growth Fund	$731,035	$–	$731,035
Pin Oak Equity Fund	458,987	–	458,987
Rock Oak Core Growth Fund	24,848	66,888	91,736
River Oak Discovery Fund	–	–	–
Red Oak Technology Select Fund	197,281	–	197,281
Black Oak Emerging Technology Fund	–	–	–
Live Oak Health Sciences Fund	278,532	1,642,727	1,921,259

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Unrealized Appreciation/ (Depreciation)	Cumulative Effect of Timing Differences	Total
White Oak Select Growth Fund	$1,572,714	$(30,543,178)	$20,733,297	$–	$(8,237,167)
Pin Oak Equity Fund	730,594	–	13,156,287	–	13,886,881
Rock Oak Core Growth Fund	19,769	588,576	2,336,085	–	2,944,430
River Oak Discovery Fund	647,423	2,308,561	2,548,225	–	5,504,209
Red Oak Technology Select Fund	392,181	(2,127,624)	31,945,608	–	30,210,165

Annual Report | October 31, 2014	67

Notes to Financial Statements
As of October 31, 2014

	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Unrealized Appreciation/ (Depreciation)	Cumulative Effect of Timing Differences	Total
Black Oak Emerging Technology Fund	$–	$(410,591)	$9,372,196	$(99,689)	$8,861,916
Live Oak Health Sciences Fund	270,712	4,718,519	20,737,990	–	25,727,221

At October 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	White Oak Select Growth Fund	Pin Oak Equity Fund	Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

2016	$21,527,380	$–	$–	$–	$–	$–	$–
2017	$9,015,798	$–	$–	$–	$2,127,624	$410,591	$–

Total	$30,543,178	$–	$–	$–	$2,127,624	$410,591	$–

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

During the year ended October 31, 2014, the Funds utilized the following capital loss carryforwards:

Used October 31, 2014	White Oak Select Growth Fund	Pin Oak Equity Fund	Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund
	$ (1,019,190)	$ –	$ –	$ –	$ (1,454,897)	$ (2,491,551)	$ –

The following Fund elected to defer to the period ending October 31, 2015, late year ordinary losses in the amount of:

Amount
Black Oak Emerging Technology Fund	$99,689

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Notes to Financial Statements
As of October 31, 2014

At October 31, 2014, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

	Federal Tax Cost	Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Appreciation
White Oak Select Growth Fund	$235,190,273	$31,755,524	$(11,022,227)	$20,733,297
Pin Oak Equity Fund	81,210,041	15,387,535	(2,231,248)	13,156,287
Rock Oak Core Growth Fund	6,174,322	2,357,834	(21,749)	2,336,085
River Oak Discovery Fund	11,381,030	2,869,562	(321,337)	2,548,225
Red Oak Technology Select Fund	110,370,514	35,317,349	(3,371,741)	31,945,608
Black Oak Emerging Technology Fund	24,811,589	9,731,778	(359,582)	9,372,196
Live Oak Health Sciences Fund	29,550,372	20,882,578	(144,588)	20,737,990

Management evaluates the Funds’ tax positions to determine if the taken tax positions meet the minimum recognition threshold by measuring and recognizing tax liabilities in the Financial Statements. The threshold is established by accounting for uncertainties in income tax positions, taken or expected. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of and for the year ended October 31, 2014, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years (current and prior three tax years) for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION OF CREDIT RISK AND OWNERSHIP:

The Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund invest a substantial portion of their assets in securities in the technology industry. The Live Oak Health Sciences Fund invests a substantial portion of its assets in securities in the health care, medicine and life sciences industries. Therefore, each of these Funds may be more affected by economic developments in those industries than a general equity fund would be.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however based on experience, the risk of loss from such claims is considered remote.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of October 31, 2014, the James D. Oelschlager Trust owned 39.37% of the River Oak Discovery Fund.

Annual Report | October 31, 2014	69

Notes to Financial Statements
As of October 31, 2014

10. TRUSTEE AND OFFICERS FEES:

As of October 31, 2014, there were seven Trustees, five of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a retainer of $30,000 per year. The chairperson of the Audit Committee receives an additional retainer of $500 per calendar quarter and the Lead Independent Trustee receives an additional retainer of $1,500 per calendar quarter. In addition, each Independent Trustee is also paid a fee of $2,000 for each meeting of the Board of Trustees attended or participated in, as the case may be. The Trustees are paid $1,000 per each telephonic board meeting. The Independent Trustees are not paid an additional fee from the Trust for attendance at and/or participation in meetings of the various committees of the Board. The Independent Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

11. INDEMNIFICATIONS:

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

12. SUBSEQUENT EVENTS:

On December 17, 2014, The Funds declared an ordinary dividend, short-term capital gains and long-term capital gains, which were payable on December 18, 2014. Please see the below table for the distribution amounts:

Fund	Ordinary Dividend Total	Short-Term Capital Gain Total	Long-Term Capital Gain Total
White Oak Select Growth Fund	$4,050,001	$–	$–
Pin Oak Equity Fund	$1,020,002	$170,590	$–
Rock Oak Core Growth Fund	$26,752	$–	$588,577
River Oak Discovery Fund	$–	$647,426	$2,308,562
Red Oak Technology Select Fund	$1,415,013	$–	$–
Live Oak Health Sciences Fund	$292,377	$37,531	$4,718,533

70	1-888-462-5386 | www.oakfunds.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Oak Associates Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Oak Associates Funds comprising White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (the “Funds”) as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Oak Associates Funds, as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 19, 2014

Annual Report | October 31, 2014	71

Additional Information
As of October 31, 2014 (Unaudited)

UNAUDITED TAX INFORMATION:

The White Oak Select Growth Fund, Rock Oak Core Growth Fund, Pin Oak Equity Fund, Red Oak Technology Select Fund, and Live Oak Health Sciences Fund designate 100.00%, 41.80%, 96.22%, 89.10%, and 100.00%, respectively, of the income dividends distributed between January 1, 2013 and December 31, 2013, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the White Oak Select Growth Fund, Rock Oak Core Growth Fund, Pin Oak Equity Fund, Red Oak Technology Select Fund, and Live Oak Health Sciences Fund designate 100.00%, 38.80%, 96.22%, 89.10%, and 100.00%, respectively, of the ordinary income dividends distributed between January 1, 2013 and December 31, 2013, as qualifying for the corporate dividends received deduction.

In early 2014, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Fund, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Rock Oak Core Growth Fund, River Oak Discovery Fund, and Live Oak Health Sciences Fund designated $1,228,005, $1,080,699, and $1,514,462 as long-term capital gain dividends respectively.

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Additional Information
As of October 31, 2014 (Unaudited)

TRUSTEES OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)(2)	Number of Portfolios in Fund Complex Overseen by Board Member(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Board Member(4)
J. John Canon (79)	Trustee	13	7	Retired. Member of Board, Proconex (process control equipment), 1985 – 2007; President and Chairman of the Board, Synergistic Partners, Inc. (technology for information management), 1975 – 1999.	None
Thomas E. Gretter, MD (79)	Trustee	12	7	Physician, Cleveland Clinic (Health Care) since 1966.	None
James D. Oelschlager(5) (72)	Trustee, Chairman	13	7	Managing Member, President, CO-CIO (since October 9, 2014); CIO and Founder of Oak Associates, ltd. since 1985.	None
John G. Stimpson(5) (72)	Trustee	13	7	Retired since 1993. Board of Directors, Morgan Stanley Trust Company, 1988 – 1993; Director of International Equity Sales and Equity Sales Manager, Salomon Brothers (New York) from 1985 – 1993.	None
Pauline F. Ramig (74)	Trustee	6	7	Financial Planning Practitioner, Ramig Financial Planning since 1991.	None
Robert P. Stephans (71)	Trustee	6	7	Retired since June 2008. CPA for Stephans, Kun & Co., Certified Public Accountants, 1987 – 2008; Partner, Case, Sabatini and Stephans PC, 1980 – 1987.	None
Michael R. Shade (66)	Trustee	6	7	Attorney at Law; Partner, Shade & Shade since December, 1979.	None

Annual Report | October 31, 2014	73

Additional Information
As of October 31, 2014 (Unaudited)

[1]

Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3875 Embassy Parkway, Suite 250, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o ALPS Fund Services, Inc., 1290 Broadway Suite 1100, Denver, CO 80203.

[2]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[3]

The “Oak Associates Funds Complex” consists of all series of the Trust for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2014, the Oak Associates Funds Complex consisted of 7 Funds.

[4]

Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

[5]

Messrs. Oelschlager and Stimpson are considered “interested” persons of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser. Mr. Stimpson is considered interested because of his family relationship with an employee of the Adviser.

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Additional Information
As of October 31, 2014 (Unaudited)

OFFICERS OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)	Number of Portfolios in Fund Complex Overseen by Board Member	Principal Occupation(s) During Past Five Years	Other Directorships Held
Charles A. Kiraly(2) (44)	President/ Chief Executive Officer	4 months	N/A	Director of Mutual Fund Operations at Oak Associates, ltd. since July 2014; Vice President and Senior Fund Administrator at PNC Capital Advisors, LLC from August 2006 to June 2014. Compliance Analyst III at Victory Capital Management Inc. from August 2005 to July 2006. Vice President for Fairport Asset Management, LLC from April 1996 to August 2005.	N/A
Sandra Noll(2) (50)	Chief Compliance Officer	13	N/A	Director of Client Services at Oak Associates, ltd. since 1998 and Compliance Officer of Oak Associates, ltd. since 1994.	N/A
Pete Greenly(3) (45)	Treasurer/ Principal Financial Officer	2	N/A	Fund Controller, ALPS Fund Services, Inc. since June 2011; Manager of Valuations with Great West Life and Annuity from 2011 to 2012, Supervisor of Fund Accounting at Janus Capital from February 2011 to November 2011, Project Manager at Old Mutual Capital from 2007 – 2010.	N/A
Valerie L. Ruppel(3) (38)	Vice President/ Secretary	2 months	N/A	Associate Counsel at ALPS Fund Services, Inc. since 2014. In-house counsel at Great-West Financial from 2009 to 2014. Corporate Paralegal at Great-West Financial from 2007 to 2009.	N/A

Annual Report | October 31, 2014	75

Additional Information
As of October 31, 2014 (Unaudited)

[1]	Each Officer may be contacted in writing to the Officer c/o ALPS Fund Services, Inc., 1290 Broadway Suite 1100, Denver, CO 80203.
[2]	Ms. Noll and Mr. Kiraly are considered to be “affiliates” of the Adviser by virtue of their employment by the Adviser.
[3]	Mr. Greenly and Ms. Ruppel also serve as officers of ALPS Distributors, Inc., the Funds’ distributor.

For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386 or on the Funds’ website at www.oakfunds.com.

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OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

By Mail

Oak Associates Funds

P.O. Box 8233

Denver, CO 80201-8233

By Telephone 1-888-462-5386 Monday through Friday, 9:00 a.m. to 8:00 p.m. ET

On The Web www.oakfunds.com

Click on the My Oak Account section to take advantage of these features:

—     Trade Online

—    Access and Update Account Information

—     Go Paperless with eDelivery

—    View and download account history

—     Establish a systematic investment plan

The Trust files its complete schedule of portfolio holdings of each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-462-5386; and (ii) on the Commission’s website at http://www.sec.gov.

This report has been prepared for Oak Associates Funds Shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Oak Associates Funds are distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable to Registrant.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable to Registrant.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 2(f).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one financial expert serving on the audit committee. The audit committee financial expert serving on the audit committee is Robert Stephans and is independent as defined in Form N-CSR Item 3(a)(2). Mr. Stephans has served as a Certified Public Accountant for Stephans, Kun & Co. since 1980.

Item 4. Principal Accountant Fees and Services.

The principal accountant fees for the fiscal years ended October 31, 2014 and 2013 were collected by Cohen Fund Audit Services, Ltd. The Trust aggregate fees for services rendered to the Trust for the last two fiscal years are as follows:

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the applicable principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2014 and 2013 were $80,500 and $80,500, respectively.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the applicable principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years 2014 and 2013 were $0 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the applicable principal accountant for tax compliance, tax advice and tax planning for fiscal years 2014 and 2013 were $14,000 and $14,000, respectively.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the applicable principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for fiscal years 2014 and 2013 were $0 and $0, respectively.

(e)(1)	Not Applicable.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to Registrant.

(g)	The aggregate non-audit fees and services billed by the applicable principal account for fiscal years 2014 and 2013 were $0 and $0, respectively.

(h)

During the past fiscal year, the Registrant’s principal accountant did not report to the Registrant’s audit committee the existence of any non-audit services that were provided to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provided ongoing services to the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto as Exhibit 2(f).

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(a)(3) None.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OAK ASSOCIATES FUNDS

By	/s/ Charles A. Kiraly
Charles A. Kiraly President

Date:	January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Charles A. Kiraly
Charles A. Kiraly President and Principal Executive Officer

Date:	January 8, 2015

By	/s/ Pete Greenly
Pete Greenly Treasurer and Principal Financial Officer

Date:	January 8, 2015